Exhibit 10.1


                     AMENDED AND RESTATED CREDIT AGREEMENT
                                   dated as of

                                  July 8, 2004
                                      Among

                            CIRCUIT CITY STORES, INC.
                              as Lead Borrower for:

                         said CIRCUIT CITY STORES, INC.
                      CIRCUIT CITY STORES WEST COAST, INC.
                             ORBYX ELECTRONICS, LLC
                                       and
                              INTERTAN CANADA LTD.
                              as Canadian Borrower

                            The LENDERS Party Hereto,

                               FLEET NATIONAL BANK
                                 as Issuing Bank

                            FLEET RETAIL GROUP, INC.
                  as Administrative Agent and Collateral Agent
                                       and

                              FLEET SECURITIES INC.
                                   as Arranger
                                       and

                              BANK OF AMERICA, N.A.
                       [acting through its Canada branch]
         as Canadian Administrative Agent and Canadian Collateral Agent
                                       and

                              BANK OF AMERICA, N.A
                    CONGRESS FINANCIAL CORPORATION (CENTRAL)
                              as Syndication Agents
                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                  BANK ONE, NA
                             as Documentation Agents
                                       and

                               JPMORGAN CHASE BANK
                       NATIONAL CITY BUSINESS CREDIT, INC.
                       THE CIT GROUP/BUSINESS CREDIT, INC.
                            WELLS FARGO FOOTHILL, LLC
                                  As Co-Agents
               --------------------------------------------------




                                TABLE OF CONTENTS
                                                                                                      Page
Article I Definitions...................................................................................2
   Section 1.01. Defined Terms..........................................................................2
   Section 1.02. Terms Generally.......................................................................32
   Section 1.03. Accounting Terms; GAAP................................................................32
Article II Amount and Terms of Credit..................................................................33
   Section 2.01. Commitment of the Lenders.............................................................33
   Section 2.02. Intentionally Omitted.................................................................34
   Section 2.03. Reserves; Changes to Reserves.........................................................34
   Section 2.04. Making of Loans.......................................................................35
   Section 2.05. Overadvances..........................................................................37
   Section 2.06. Swingline Loans.......................................................................37
   Section 2.07. Letters of Credit.....................................................................38
   Section 2.08. Settlements Amongst Lenders...........................................................43
   Section 2.09. Notes; Repayment of Loans.............................................................45
   Section 2.10. Extension of Maturity Date............................................................45
   Section 2.11. Interest on Loans.....................................................................47
   Section 2.12. Default Interest......................................................................48
   Section 2.13. Certain Fees..........................................................................48
   Section 2.14. Unused Commitment Fee.................................................................48
   Section 2.15. Letter of Credit Fees.................................................................49
   Section 2.16. Nature of Fees........................................................................50
   Section 2.17. Termination or Reduction of Commitments...............................................50
   Section 2.18. Alternate Rate of Interest............................................................51
   Section 2.19. Conversion and Continuation of Loans..................................................51
   Section 2.20. Mandatory Prepayment; Cash Collateral; Commitment Termination.........................53
   Section 2.21. Optional Prepayment of Loans; Reimbursement of Lenders................................55
   Section 2.22. Maintenance of Loan Account; Statements of Account....................................57
   Section 2.23. Cash Receipts.........................................................................58
   Section 2.24. Application of Payments...............................................................61
   Section 2.25. Increased Costs.......................................................................62
   Section 2.26. Change in Legality....................................................................63
   Section 2.27. Payments; Sharing of Setoff...........................................................64
   Section 2.28. Taxes.................................................................................66
   Section 2.29. Security Interests in Collateral......................................................68
   Section 2.30. Mitigation Obligations; Replacement of Lenders........................................68
Article III Representations and Warranties.............................................................69
   Section 3.01. Organization; Powers..................................................................70
   Section 3.02. Authorization; Enforceability.........................................................70
   Section 3.03. Governmental Approvals; No Conflicts..................................................70
   Section 3.04. Financial Condition...................................................................71


                                      (ii)


   Section 3.05. Properties............................................................................71
   Section 3.06. Litigation and Environmental Matters..................................................71
   Section 3.07. Compliance with Laws and Agreements...................................................72
   Section 3.08. Investment and Holding Company Status.................................................72
   Section 3.09. Taxes.................................................................................72
   Section 3.10. ERISA.................................................................................72
   Section 3.11. Disclosure............................................................................72
   Section 3.12. Subsidiaries..........................................................................73
   Section 3.13. Insurance.............................................................................73
   Section 3.14. Labor Matters.........................................................................73
   Section 3.15. Security Documents....................................................................73
   Section 3.16. Federal Reserve Regulations...........................................................73
   Section 3.17. Solvency..............................................................................74
   Section 3.18. Inventory.............................................................................74
Article IV Conditions..................................................................................74
   Section 4.01. Closing Date..........................................................................74
   Section 4.02. Conditions Precedent to Each Loan and Each Letter of Credit...........................77
Article V Affirmative Covenants........................................................................77
   Section 5.01. Financial Statements and Other Information............................................78
   Section 5.02. Notices of Material Events............................................................79
   Section 5.03. Information Regarding Collateral......................................................80
   Section 5.04. Existence; Conduct of Business........................................................81
   Section 5.05. Payment of Obligations................................................................82
   Section 5.06. Maintenance of Properties.............................................................82
   Section 5.07. Insurance.............................................................................82
   Section 5.08. Casualty and Condemnation.............................................................83
   Section 5.09. Books and Records; Inspection and Audit Rights; Appraisals; Accountants;
   Physical Inventories................................................................................83
   Section 5.10. Compliance with Laws..................................................................84
   Section 5.11. Use of Proceeds and Letters of Credit.................................................85
   Section 5.12. Future Subsidiaries...................................................................85
   Section 5.13. Further Assurances....................................................................85
Article VI Negative Covenants..........................................................................85
   Section 6.01. Indebtedness and Other Obligations....................................................86
   Section 6.02. Liens.................................................................................86
   Section 6.03. Fundamental Changes...................................................................87
   Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions.............................88
   Section 6.05. Asset Sales...........................................................................89
   Section 6.06. Restricted Payments; Certain Payments of Indebtedness.................................90
   Section 6.07. Transactions with Affiliates..........................................................90
   Section 6.08. Amendment of Material Documents.......................................................91


                                     (iii)


   Section 6.09. Fiscal Year...........................................................................91
Article VII Events of Default..........................................................................91
   Section 7.01. Events of Default.....................................................................91
   Section 7.02. When Continuing.......................................................................95
   Section 7.03. Remedies on Default...................................................................95
   Section 7.04. Application of Proceeds...............................................................95
Article VIII The Agents................................................................................96
   Section 8.01. Administration by Administrative Agent................................................96
   Section 8.02. The Collateral Agent..................................................................96
   Section 8.03. Sharing of Excess Payments............................................................98
   Section 8.04. Agreement of Required Lenders.........................................................99
   Section 8.05. Liability of Agents...................................................................99
   Section 8.06. Notice of Default....................................................................100
   Section 8.07. Lenders' Credit Decisions............................................................101
   Section 8.08. Reimbursement and Indemnification....................................................101
   Section 8.09. Rights of Agents.....................................................................101
   Section 8.10. Notice of Transfer...................................................................102
   Section 8.11. Successor Agent......................................................................102
   Section 8.12. Reports and Financial Statements.....................................................102
   Section 8.13. Delinquent Lender....................................................................103
   Section 8.14. Syndication Agents, Documentation Agents, and Arranger...............................103
Article IX Miscellaneous..............................................................................104
   Section 9.01. Notices..............................................................................104
   Section 9.02. Waivers; Amendments..................................................................104
   Section 9.03. Expenses; Indemnity; Damage Waiver...................................................107
   Section 9.04. Designation of Lead Borrower as Borrowers' Agent.....................................108
   Section 9.05. Successors and Assigns...............................................................110
   Section 9.06. Survival.............................................................................112
   Section 9.07. Counterparts; Integration; Effectiveness.............................................113
   Section 9.08. Severability.........................................................................113
   Section 9.09. Right of Setoff......................................................................113
   Section 9.10. Governing Law; Jurisdiction; Consent to Service of Process...........................113
   Section 9.11. WAIVER OF JURY TRIAL.................................................................114
   Section 9.12. Headings.............................................................................114
   Section 9.13. Interest Rate Limitation.............................................................114
   Section 9.14. Additional Waivers...................................................................115
   Section 9.15. Confidentiality......................................................................116
   Section 9.16. Limitation Of Canadian Borrower Liability............................................117
   Section 9.17. Judgment Currency....................................................................117
   Section 9.18. Existing Credit Agreement Amended and Restated.......................................118
   Section 9.19. Language.............................................................................119


                                      (iv)


                                    EXHIBITS
A.       Assignment and Acceptance
B-1.     Domestic Borrowers Revolving Note
B-2      Domestic Borrowers Swingline Note
B-3      Canadian Borrower Revolving Note
B-4      Canadian Borrower Swingline Note
C-1      Opinion of Counsel to Domestic Borrowers
C-2      Opinion of Counsel to Canadian Borrower
D.       Borrowing Base Certificate
E-1.     Form of Blocked Account Agreement for Domestic Borrowers
E-2      Form of Blocked Account Agreement for Canadian Borrower
F        Form of Notice of Borrowing for Canadian Borrower

These non-material exhibits have been omitted from the agreement as filed. The Company agrees to furnish supplementally to the Commission upon request a copy of such exhibits.


                                      (v)


                                    SCHEDULES
1.1               Lenders and Commitments
1.2               Facility Guarantors
2.23(a)           DDAs
2.23(b)           Credit Card Arrangements
2.23(c)           Blocked Account Information
3.05(c)(i)        Title to Properties; Real Estate Owned
3.05(c)(ii)       Leased Properties
3.06              Disclosed Matters
3.10              Plans
3.12              Subsidiaries
3.13              Insurance
5.01(b)(ii)       Financial Reporting Requirements
5.01(a)(iii)      Certificate of Financial Officer
6.01              Indebtedness
6.02              Liens
6.04              Investments

These non-material schedules have been omitted from the agreement as filed. The Company agrees to furnish supplementally to the Commission upon request a copy of such schedules.


                                      (vi)




     AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 8, 2004 (this "Agreement") among

     CIRCUIT CITY STORES, INC., a corporation organized under the laws of the State of Virginia having a place of business at 9950 Mayland Drive, Richmond, Virginia, as Lead Borrower for the Borrowers, being said CIRCUIT CITY STORES, INC.,

                  CIRCUIT CITY STORES WEST COAST, INC., a corporation  organized under the laws of the State of California having a place of business at 680 S. Lemon Avenue, Walnut, California 91789;

                  ORBYX ELECTRONICS,  LLC, a limited liability company organized under the laws of the State of Delaware, having a place of business at 501 Cheryl Lane, Walnut, California 91789; and

                  INTERTAN  CANADA LTD., a corporation  organized under the laws of the Province of Ontario, Canada having its head office at 279 Bayview Drive, Barrie, Ontario, Canada L4M 4W5; and

     the LENDERS party hereto; and

     FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     FLEET RETAIL GROUP, INC. (f/k/a Fleet Retail Finance Inc.), as Administrative Agent and Collateral Agent for the Lenders and the Issuing Bank, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

     BANK OF AMERICA, N.A. [acting through its Canada branch], as Canadian Administrative Agent and Canadian Collateral Agent for Lenders having a Canadian Commitment, a banking corporation carrying on business under the Bank Act (Canada), having a place of business at 200 Front Street West, Toronto, Ontario, Canada M5V 3L2; and

     BANK OF AMERICA, N.A. AND CONGRESS FINANCIAL CORPORATION (CENTRAL), as Syndication Agents; and

     GENERAL ELECTRIC CAPITAL CORPORATION and BANK ONE, NA, as Documentation Agents; and

     JPMORGAN  CHASE  BANK,  NATIONAL  CITY  BUSINESS  CREDIT,   INC.,  THE  CIT
     GROUP/BUSINESS CREDIT, INC., and WELLS FARGO FOOTHILL, LLC, as Co-Agents in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, certain of the Borrowers have entered into a Credit Agreement dated as of June 27, 2003 among such Borrowers, the "Lenders" as defined therein, Fleet Retail Group, Inc. (f/k/a Fleet Retail Finance Inc.) as "Administrative Agent" and "Collateral Agent", Fleet National Bank as "Issuing Bank", Bank of America, N.A. and Congress Financial Corporation (Central) as "Syndication Agents", General Electric Capital Corporation and Bank One, NA as "Documentation Agents", JPMorgan Chase Bank, National City Business Credit, Inc. (f/k/a National City Commercial Finance, Inc.), The CIT Group/Business Credit, Inc., and Wells Fargo Foothill, LLC, as "Co-Agents", and Fleet Securities, Inc., as Arranger (as amended and in effect, the "Existing Credit Agreement"); and

     WHEREAS, the Borrowers and the Lenders hereunder desire to add additional Persons as parties to the Existing Credit Agreement as provided herein and to establish a subfacility for the Canadian Borrower (as defined below); and

     WHEREAS, the Borrowers and the Lenders hereunder desire to amend and restate the Existing Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agents, and the Borrowers hereby agree that the Existing Credit Agreement shall be amended and restated in its entirety to read as follows:

                                   Article I
                                   Definitions

     Section 1.01. Defined Terms.

     As used in this Agreement, the following terms have the meanings specified below:

     "ACH" shall mean automated clearing house transfers.

     "Account" shall mean all accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: Inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; and/or arising out of the use of a credit or charge card or information contained on or used with that card.

     "Adjusted LIBO Rate" means, with respect to any LIBO Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

     "Administrative Agent" means FRG, in its capacity as administrative agent for the Lenders and the Issuing Bank hereunder.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, and, with respect to any Agent or Lender, includes any branches or Affiliates of branches of such Agent or Lender.

     "Agents"  shall  mean  collectively,   the  Administrative  Agent  and  the
Collateral Agent and the Canadian Agent.

     "Agreement" means this Credit Agreement, as modified, amended, supplemented or restated, and in effect from time to time.

     "Applicable Law" means as to any Person: (i) all statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, and/or similar rulings, in each instance ((i) and (ii)) of or by any Governmental Authority, or court, or tribunal which has jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

     "Applicable Margin" means the applicable rates for Prime Rate Loans, LIBO Loans and BA Equivalent Loans set forth below:

---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
Level       Consolidated EBITDA          Domestic      LIBO Loans              Canadian     BA Equivalent Loans
                                         Borrowers                             Borrower
                                         Prime Rate                            Prime Rate
                                         Loans                                 Loans
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
I          Consolidated EBITDA greater   0%            [CONFIDENTIAL]*%        0%           [CONFIDENTIAL]*%
                than $375,000,000
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
II           Consolidated EBITDA less    0%            [CONFIDENTIAL]*%        0%           [CONFIDENTIAL]*%
                 than or equal to
             $375,000,000 but greater
                 than or equal to
                   $200,000,000
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------
III          Consolidated EBITDA less    0%            [CONFIDENTIAL]*%        0%           [CONFIDENTIAL]*%
                than $200,000,000
---------- ----------------------------- ------------- ----------------------- ------------ ------------------------


     The Applicable Margin shall be adjusted quarterly based upon the Borrowers' Consolidated EBITDA for the period ending on the last day of the most recent fiscal quarter.

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

Any adjustments to the Applicable Margin shall be implemented prospectively on the fifth Business Day after delivery of the financial statements required by
Section  5.01(a)(i) or (ii) hereof and the  compliance  certificate  required by
Section 5.01(a)(iii) hereof. Upon the failure of the Borrowers to timely deliver the financial statements required by Section 5.01(a)(i) or (ii) hereof or the compliance certificate required pursuant to Section 5.01(a)(iii), and until such financial statements and compliance certificate is so delivered, the Applicable Margin shall be established at Level III. Upon the occurrence of an Event of Default, interest shall be determined in the manner set forth in Section 2.12.

     "Appraisal Percentage" shall mean [CONFIDENTIAL]*%.

     "Appraised Value" means the net cost liquidation value of the Borrowers' Inventory as set forth in the Borrowers' stock ledger (expressed as a percentage of the Cost of such Inventory) as determined from time to time by Gordon Brothers or by another independent appraiser reasonably satisfactory to the Administrative Agent, with such appraisal conducted in accordance with Section 5.09(b) hereof. Appraised Value shall be determined based upon the most recent appraisal undertaken by Gordon Brothers or such other appraiser (regardless of who bears the expense thereof under Section 5.09(b)).

     "Arranger" means FSI.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Availability Reserves" means such reserves as the Administrative Agent from time to time determines in the Administrative Agent's reasonable discretion (after consultation with the Lead Borrower (whose consent to any Availability Reserve shall not be required)) as being appropriate to reflect the impediments to the Agents' ability to realize upon the Collateral. Availability Reserves shall be established and calculated in a manner and methodology consistent with the Administrative Agent's practices as of June 27, 2003 with other similarly situated borrowers.

     "BA Equivalent Loan" shall mean any Loan in CD$ bearing interest at a rate determined by reference to the BA Rate in accordance with the provisions of
Article II.

     "BA Equivalent Loan Borrowing" shall mean any Borrowing comprised of BA Equivalent Loans.

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions has been file separately with the United States Securities and Exchange Commission.

     "BA Rate" means, for the Interest Period of each BA Equivalent Loan, the rate of interest per annum equal to the annual rates applicable to CD$ Bankers' Acceptances having an identical or comparable term as the Bankers' Acceptances proposed to be issued displayed and identified as such on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuter Monitor Money Rates Service as at approximately 10:00 A.M. on such day (or, if such day is not a Business Day, as of 10:00 A.M. on the immediately preceding Business
Day), provided that if such rates do not appear on CDOR Page at such time on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 A.M. on such day at which The Toronto-Dominion Bank is then offering to purchase CD$ Bankers' Acceptances accepted by it having such specified term (or a term as closely as possible comparable to such specified term). In the event that the Canadian Agent is unable to obtain any such quotation as provided above, it will be deemed that a BA Rate pursuant to a BA Equivalent Loan Borrowing cannot be obtained.

     "Bankruptcy Code" means each of (i) Title 11, U.S.C., as now or hereafter in effect, or any successor thereto, and (ii) the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and the Winding-up Act (Canada), as now or hereafter in effect, or any successor thereto.

          "Blocked Account Agreements" shall mean agency agreements with the banks maintaining deposit accounts of the Borrowers where funds from one or more DDAs are concentrated, which agreements shall be substantially in the form attached hereto as Exhibit E-1 with respect to the Domestic Borrowers and Exhibit E-2 with respect to the Canadian Borrower, or otherwise in form and substance reasonably satisfactory to the Administrative Agent, and the Canadian Agent, as applicable.

     "Blocked Account Banks" shall mean the banks with whom the Borrowers have entered into Blocked Account Agreements.

     "Blocked Accounts" shall mean each deposit account of the Borrowers which is the subject of a Blocked Account Agreement.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrowers" means collectively, the Domestic Borrowers and the Canadian Borrower.

     "Borrowing" shall mean (a) the incurrence of Loans of a single Type, on a single date and having, in the case of LIBO Loans and BA Equivalent Loans, a single Interest Period, or (b) a Swingline Loan.

     "Borrowing Base" means, at any time of calculation, an amount equal to

                 (a) the Receivables Advance Rate multiplied by the face amount of Eligible Credit Card Receivables, plus

                 (b) the lesser of (i) (A) the Appraisal Percentage multiplied by (B)(1) the Appraised Value of Eligible Inventory, minus (2) Inventory Reserves, or (ii) (A) the Inventory Advance Rate multiplied by (B)(1) the Cost of Eligible Inventory, minus (2) Inventory Reserves; minus

                 (c) the then amount of all Availability Reserves.

     "Borrowing  Base  Certificate"  has the  meaning  assigned  to such term in
Section 5.01(b)(i).

     "Borrowing Request" means a request by the Lead Borrower on behalf of the Borrowers for a Borrowing in accordance with Section 2.04.

     "Breakage Costs" shall have the meaning set forth in Section 2.21(b).

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed, provided that, when used in connection with a LIBO Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market. Except as otherwise provided herein, if any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day and such extension of time shall be included in computing interest and fees in connection with such payment, provided further that when used in connection with any Loan to the Canadian Borrower, the term "Business Day" shall also exclude any day on which banks are authorized or required by law to be closed in Toronto, Ontario, Canada.

     "Canadian Agent" means Bank of America, N.A. [acting through its Canada branch] having a branch in Toronto, Ontario, Canada, or any successor appointed pursuant to the provisions hereof and includes its capacity as "Canadian Collateral Agent".

     "Canadian Availability" means $100,000,000, minus the aggregate unpaid balance of Credit Extensions made to, or for the account of the Canadian Borrower.

     "Canadian Borrower" means InterTAN Canada Ltd.

     "Canadian Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder to make Credit Extensions to the Canadian Borrower in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

     "Canadian Commitment Fee" has the meaning provided therefor in Section 2.14(b).

     "Canadian Commitment Percentage" shall mean, with respect to each Lender, that percentage of the Canadian Commitments of all Lenders hereunder to make Credit Extensions to the Canadian Borrower in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to
Section 2.17 hereof.

     "Canadian Lenders" means the Lenders having Canadian Commitments from time to time or at any time.

     "Canadian Letter of Credit" shall mean a letter of credit that is issued pursuant to this Agreement for the account of the Canadian Borrower.

     "Canadian Letter of Credit Outstandings" shall mean, at any time, the sum of (a) with respect to Canadian Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder plus (b) all amounts theretofore drawn or paid under Canadian Letters of Credit for which the Issuing Bank has not then been reimbursed.

     "Canadian  Liabilities"  means (a) the payment by the Canadian  Borrower of
(i) the principal of, and interest on the Loans made hereunder to, or for the benefit of, the Canadian Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise (including any interest that accrues after the commencement of any case or proceeding by or against the Canadian Borrower under the Bankruptcy Code, whether or not allowed in such case or proceeding), (ii) each payment required to be made by the Canadian Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Canadian Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, and (b) the performance of all covenants, agreements, obligations and liabilities of the Canadian Borrower under or pursuant to this Agreement and the other Loan Documents.

     "Canadian Overadvance" means, at any time of calculation, a circumstance in which the Credit Extensions to the Canadian Borrower exceed the Canadian Availability.

     "Canadian Prime Rate" means the rate of interest publicly announced from time to time by Bank of America, N.A. [acting through its Canada branch] as its reference rate of interest for loans made in Canadian dollars to Canadian customers and designated as its "prime" rate. It is a rate set by Bank of America, N.A. [acting through its Canada branch] based upon various factors, including Bank of America, N.A. [acting through its Canada branch]'s costs and desired return, general economic conditions and other factors and is used as a reference point for pricing some loans. Any change in the Canadian Prime Rate due to a change in Bank of America, N.A.

[acting through its Canada branch] Canadian Prime Rate shall be effective on the effective date of such change in Bank of America, N.A. [acting through its Canada branch] prime rate.

         "Canadian Security Documents" means the General Security Agreements and the deed of hypothec charging the universality of moveable property each granted by the Canadian Borrower in favor of the Canadian Agent.

     "Canadian   Total   Commitments"   means  the  aggregate  of  the  Canadian
Commitments of all Canadian Lenders.

     "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrowers that are (or would be) set forth in a consolidated statement of cash flows of the Borrowers for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrowers during such period.

     "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Capped Availability" means, as of any date of determination, the excess, if any, of (a) the lesser of (i) the Total Commitments, or (ii) the Borrowing Base, over (b) the outstanding Credit Extensions.

     "Cash Collateral Account" shall mean an interest-bearing account established by the Domestic Borrowers with the Collateral Agent at Fleet under the sole and exclusive dominion and control of the Collateral Agent designated as the "Circuit City Cash Collateral Account" and, in the case of the Canadian Borrower, an interest-bearing account established by the Canadian Borrower with the Canadian Agent at Bank of America, N.A. [acting through its Canada branch] under the sole and exclusive dominion and control of the Canadian Agent designated as the "InterTAN Canada Cash Collateral Account".

     "Cash Dominion Event" means either (i) the occurrence and continuance of any Specified Event of Default, or (ii) the failure of the Borrowers to maintain Excess Availability of at least $50,000,000 for a period of five (5) consecutive Business Days. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Specified Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers' failure to achieve Excess Availability required hereunder, until Excess Availability has exceeded $50,000,000.00 for thirty (30) consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement, provided that a Cash Dominion Event shall be deemed continuing (even if the Specified Event of Default is no longer continuing and/or Excess Availability exceeds the required amounts for thirty (30) consecutive Business Days) at all times after a Cash Dominion Event has occurred and been discontinued on three
(3) occasions in any twelve month period after the Closing Date.

     "Cash Receipts" has the meaning provided therefor in Section 2.23(d).

     "CD$" means Canadian dollars.

     "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq.

     "Change in Control" means, at any time, (a) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Lead Borrower by Persons who were neither (i) nominated by the board of directors of the Lead Borrower nor (ii) appointed by directors so nominated; or (b) any person (within the meaning of the Securities and Exchange Act of 1934, as amended) is or becomes the beneficial owner (within the meaning of Rule 13d-3 and 13d-5 of the Securities and Exchange Act of 1934, as amended), directly or indirectly, of forty percent (40%) or more of the aggregate voting power represented by the outstanding capital stock of the Lead Borrower on a fully diluted basis, whether as a result of the issuance of securities of the Lead Borrower, any merger, consolidation, or otherwise, or (c) the failure of the Lead Borrower to own, directly or indirectly, 100% of the capital stock of all of the Subsidiary Borrowers unless pursuant to a transaction otherwise permitted hereunder.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.25(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made, issued or changed after the date of this Agreement.

     "Charges" has the meaning provided therefor in Section 9.13.

     "Closing Date" means the date on which the conditions  specified in Section
4.01 are satisfied (or waived by the Agents).

     "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended from time to time.

     "Collateral" means any and all "Collateral" as defined in any applicable Security Document.

     "Collateral Agent" means FRG, in its capacity as collateral agent under the Security Documents.

     "Commercial Letter of Credit" means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower.

     "Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder to make Credit Extensions to the Borrowers in the amounts set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

     "Commitment Fee" has the meaning provided therefor in Section 2.14.

     "Commitment Percentage" shall mean, with respect to each Lender, that percentage of the Commitments of all Lenders hereunder to make Credit Extensions to the Borrowers, in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

     "Consolidated" means, when used to modify a financial term, test, statement, or report of a Person, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

     "Consolidated EBITDA" means for any twelve month period, the result for such period of (i) Consolidated Net Income, plus (ii) depreciation, amortization and all other non-cash charges that were deducted in the calculation of Consolidated Net Income for such period plus (iii) provisions for income taxes that were deducted in the calculation of Consolidated Net Income for such period, plus (iv) Consolidated Interest Expense, plus (v) losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses that were deducted in the calculation of Consolidated Net Income for such period, less (vi) the amount for such period of gains on sales of assets (excluding sales in the ordinary course of business ) and other extraordinary gains that were included in the calculation of Consolidated Net Income for such period, all as determined on a Consolidated basis in accordance with GAAP. Each calculation of Consolidated EBITDA under this Agreement shall be made for the twelve month period ending on the date of such calculation.

     "Consolidated Interest Expense" means, for any period for any Person, total interest expense (including that attributable to Capital Lease Obligations in accordance with GAAP) of such Person and its Subsidiaries on a Consolidated basis with respect to all outstanding Indebtedness of such Person and its Subsidiaries.

     "Consolidated Net Income" means, for any period with respect to any Person, the net income (or loss) of such Person and its Subsidiaries on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded (i) the income (or loss) of any Person (other than Subsidiaries of the Lead

Borrower) in which any other Person (other than the Lead Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Lead Borrower or any of its Subsidiaries by such Person during such period, and (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Lead Borrower or any of its Subsidiaries or is merged into or consolidated with the Lead Borrower or any of its Subsidiaries or that Person's assets are acquired by the Lead Borrower or any of its Subsidiaries.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

     "Cost" means the cost value of Inventory as reported on the Borrowers' financial stock ledger using the cost method of accounting based on practices which are in effect on the date of this Agreement.

     "Credit Card Agreements" has the meaning provided therefor in Section 2.23(c).

     "Credit Extensions" as of any day, shall be equal to the sum of (a) the principal balance of all Loans then outstanding, and (b) the then amount of the Letter of Credit Outstandings.

     "Customer Credit Liabilities" means, at any time, the aggregate face value at such time of (a) outstanding gift certificates and gift cards of the Borrowers entitling the holder thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory, and
(b) outstanding merchandise credits of the Borrowers.

     "DDAs" means any checking or other demand deposit account maintained by any Borrower into which proceeds of Collateral are deposited. All funds in such DDAs shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the DDAs.

     "DDA Notification" has the meaning provided therefor in Section 2.23(c).

     "Default" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Delinquent Lender" has the meaning given that term in Section 8.13.

     "Delinquent Lender's Future Commitment" has the meaning provided therefor in Section 8.13.

     "dollars" or "$" refers to lawful money of the United States of America.

     "Domestic Borrowers" means collectively, Circuit City Stores, Inc., Circuit City Stores West Coast, Inc., and Orbyx Electronics, LLC.

     "Domestic Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder to make Credit Extensions to the Domestic Borrowers in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

     "Domestic Commitment Percentage" shall mean, with respect to each Lender, that percentage of the Domestic Commitments of all Lenders hereunder to make Credit Extensions to the Domestic Borrowers, in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

     "Domestic Lenders" means the Lenders having Domestic Commitments from time to time or at any time.

     "Domestic   Total   Commitments"   means  the  aggregate  of  the  Domestic
Commitments of all Domestic Lenders.

     "Eligible Credit Card Receivables" means Accounts due to a Domestic Borrower on a non-recourse basis from Visa, Mastercard, American Express Co., Discovercard and other major credit card processors reasonably acceptable to the Administrative Agent, as arise in the ordinary course of business and which have been earned by performance. Without limiting the foregoing, none of the following shall be deemed to be Eligible Credit Card Receivables:

                 (a) Accounts that have been outstanding for more than five (5) Business Days from the date of sale;

                 (b) Accounts with respect to which a Domestic Borrower does not have good, valid and marketable title thereto, free and clear of any Encumbrance (other than Liens granted to the Collateral Agent, for its benefit and the ratable benefit of the Secured Parties, pursuant to the Security Documents);

                 (c) Accounts that are not subject to a first priority security interest in favor of the Collateral Agent, for the benefit of itself and the Secured Parties; or

                 (d) Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback).

     "Eligible  Inventory" shall mean, as of the date of determination  thereof,
(a) Eligible L/C Inventory, and (b) items of Inventory of the Domestic Borrowers that are finished goods, merchantable and readily saleable to the public in the ordinary course of business. Without limiting the foregoing, none of the following shall be deemed to be Eligible Inventory:

                 (a) Inventory that is not owned solely by a Domestic Borrower, or is leased or on consignment, or such Domestic Borrower does not have good and valid title thereto;

                 (b) Inventory (including any portion thereof in transit from vendors, other than Eligible L/C Inventory) that is not located at a warehouse facility or store that is owned or leased by a Domestic Borrower;

                 (c) Inventory that represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, (iii) goods to be returned to the vendor, or (iv) goods in the following stock ledger locations: (A) Product Return Center, (B) Service Inventory, (C) Damage Return Center, (D) Corporate Office, (E) MAC Inventory, and
           (F) Road Support Merchandise;

                 (d) Inventory that is not located in the United States of America (excluding territories and possessions thereof) other than Eligible L/C Inventory;

                 (e) Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties;

                 (f)  Inventory  which  consists  of  samples,   labels,   bags,
           packaging, and other similar non-merchandise categories.

                 (g) Inventory as to which insurance in material compliance with the provisions of Section 5.07 hereof is not in effect.

                 (h) Inventory which has been sold but not yet delivered or as to which any Domestic Borrower has accepted a deposit.

                 (i) Any Inventory acquired in a Permitted Acquisition, (i) unless such Inventory otherwise constitutes Eligible Inventory and
           (ii) unless and until the Agents shall have received (A) the results of appraisals of the Inventory acquired in such acquisition, and (B) such other due diligence as the Agent may reasonably require, all of the results of the foregoing to be reasonably satisfactory to the Agents.

     "Eligible L/C Inventory" shall mean, as of the date of determination thereof, without duplication of other Eligible Inventory, Inventory (a) not yet delivered, but to be delivered, to the Domestic Borrowers, (b) the purchase of which is supported by a Commercial Letter of Credit having an expiry within sixty (60) days of date of issuance, (c) either (i) which has been consigned to a Domestic Borrower or to the Issuing Bank (along with delivery to a Domestic Borrower or the Issuing Bank, as applicable, of the documents of title with respect thereto), or (ii) as to which the Collateral Agent has control over the documents of title which evidence ownership of the subject Inventory (such as by the delivery of a customs broker agency agreement, satisfactory to the Collateral Agent), and (d) which otherwise would constitute Eligible Inventory.

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Person directly or indirectly resulting from or based upon
(a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Lead Borrower, is treated as a single employer under
Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" means (a) with respect to the Domestic Borrowers, any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived) or, with respect to the Canadian Borrower, any such similar event under any other Applicable Law relating to Plans; (b) with respect to the Domestic Borrowers, the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, and with respect to the Canadian Borrower, the existence with respect to any Plan of any unfunded contribution, special contribution, unfunded liability or solvency deficiency, whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA or, with respect to the Canadian Borrower, any other Applicable Law, of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Lead Borrower or any of its ERISA Affiliates or the Canadian Borrower or any of its Related Parties of any liability under Title IV of ERISA or, with respect to the Canadian Borrower, any other Applicable Law, with respect to the termination of any Plan; (e) the receipt by the Lead Borrower or any ERISA Affiliate or the Canadian Borrower or any of its Related Parties from the PBGC, the FSCO (with respect to the Canadian Borrower) or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Lead Borrower or any of its ERISA Affiliates or the Canadian Borrower or any of its Related Parties of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Lead Borrower or any ERISA Affiliate or the Canadian Borrower or any of its Related Parties of any notice, or the receipt by any Multiemployer Plan from the Lead Borrower or any ERISA Affiliate or the Canadian Borrower or any of its Related Parties of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or, with respect to the Canadian Borrower, any other Applicable Law.

     "Event of Default" has the meaning assigned to such term in Section 7.01.

     "Excess Availability" means, as of any date of determination, the excess, if any, of (a) the Borrowing Base, over (b) the outstanding Credit Extensions.

     "Excluded Taxes" means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its gross or net income, (b) any branch profits taxes, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.30(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.28(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.28(a).

     "Existing Credit Agreement" shall have the meaning set forth in the preamble.

     "Extended Maturity Date" means June 27, 2008.

     "Extension Request" shall have the meaning set forth in Section 2.10(a).

     "Extension Request Response" shall have the meaning set forth in Section 2.10(b).

     "Facility Guaranty" means collectively (a) any Guaranty of the Obligations executed by the Domestic Borrowers, the Subsidiaries listed on Schedule 1.2 and any other Subsidiaries (other than Foreign Subsidiaries) which hereafter become Facility Guarantors in favor of the Agents, the Issuing Bank and the Lenders (it being understood that the Canadian Borrower and other Foreign Subsidiaries shall not be required to execute a Facility Guaranty of the Obligations of the Domestic Borrowers), and (b) any Guaranty of the Canadian Liabilities executed by Tourmarlet, Corp. and any of the Canadian Borrower's Subsidiaries in favor of the Agents, the Issuing Bank and the Lenders.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by Fleet from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means the letter entitled "Amended and Restated Fee Letter" among the Borrowers and the Administrative Agent dated as of even date herewith, as such letter may from time to time be amended.

     "Financial Officer" means, with respect to any Borrower, the chief financial officer, treasurer, assistant treasurer, controller or assistant controller of such Borrower.

     "Fifth Third" means Fifth Third Bank Processing Solutions.

     "FNANB" means First North American National Bank.

     "Fleet" means Fleet National Bank, a national banking association.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

     "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

     "FRG" means Fleet Retail Group, Inc., a Delaware corporation.

     "FRG Concentration Account" has the meaning provided therefor in Section 2.23(d)

     "FSCO" means the Financial Services Commission of Ontario and any Person succeeding to the functions thereof and includes the Superintendent under such statute and any other Governmental Authority empowered or created by the Pension Benefits Act of Ontario or under any other Applicable Law related to Plans.

     "FSI" means Fleet Securities, Inc., a Massachusetts corporation.

     "GAAP"means accounting principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made.

     "General Security Agreement" means the General Security Agreements each dated as of July 8, 2004 among the Canadian Borrower and the Canadian Collateral Agent for the benefit of the Secured Parties thereunder, as amended and in effect from time to time.

     "Gordon Brothers" means GB Asset Advisors, LLC or any Affiliate thereof.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, mold, and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

     "Hedging Agreement" means any interest rate protection agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement designed to hedge against fluctuations in interest rates or foreign exchange rates, excluding any such agreement entered into in connection with Permitted Securitization Transactions and any offsetting hedging agreements related thereto (a "Securitization Hedging Agreement").

     "Indebtedness" of any Person means, without duplication, (a) all payment obligations of such Person for borrowed money (including any obligations which are without recourse to the credit of such Person but which are secured by a Lien on the property of such Person), (b) all payment obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all payment obligations of such Person upon which interest charges are customarily paid, (d) all payment obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all payment obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all payment obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (j) all payment obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all Hedging Agreements (it being understood that Securitization Hedging Agreements shall not constitute Indebtedness), and (l) the principal and interest portions of all rental obligations of such Person under any Synthetic Lease or similar off-balance sheet financing where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "Indemnified Taxes" means Taxes arising from any payment made hereunder or otherwise with respect to this Agreement, other than Excluded Taxes.

     "Indemnitee" has the meaning provided therefor in Section 9.03(b).

     "Initial Maturity Date" means June 27, 2007.

     "Interest Payment Date" means (a) with respect to any Prime Rate Loan (including a Swingline Loan), the last day of each calendar quarter, and (b) with respect to any LIBO Loan or BA Equivalent Loan, the last day of each calendar quarter, and the last day of the Interest Period applicable to the Borrowing of which such Loan is a part.

     "Interest Period" means, with respect to any LIBO Borrowing or BA Equivalent Loan Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Lead Borrower may elect by notice to the Administrative Agent in accordance with the provisions of this Agreement, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any

Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends) shall end on the last Business Day of the last calendar month of such Interest Period, (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date, and (d) notwithstanding the provisions of clause (c), no Interest Period shall have a duration of less than one month, and if any Interest Period applicable to a LIBO Borrowing or BA Equivalent Loan Borrowing would be for a shorter period, such Interest Period shall not be available hereunder. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Inventory" has the meaning assigned to such term in the Security Documents and, as regards the Canadian Borrower, includes all "inventory" as defined in the PPSA.

     "Inventory Advance Rate" means [CONFIDENTIAL]* percent ([CONFIDENTIAL]*%).

     "Inventory Reserves" means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's reasonable discretion (after consultation with the Lead Borrower (whose consent to any Inventory Reserve shall not be required)) with respect to the determination of the saleability, at retail, of Eligible Inventory or which reflect such other factors as affect the appraised value of Eligible Inventory. Inventory Reserves shall be established and calculated in a manner and methodology consistent with the Administrative Agent's practices as of June 27, 2003 with other similarly situated borrowers.

     "Investment" has the meaning provided therefor in Section 6.04.

     "Issuing Bank" means Fleet, in its capacity as the issuer of Letters of Credit hereunder, and as to the Canadian Borrower, Bank of America, N.A. [acting through its Canada branch], and any other Lender as the Administrative Agent and the Lead Borrower may agree, such agreement not to be unreasonably withheld. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "Judgment  Conversion  Date"  has the  meaning  set forth in  Section  9.17 hereof.

     "Judgment Currency" has the meaning set forth in Section 9.17 hereof.

     "L/C Credit Support" has the meaning set forth in Section 2.07(k) hereof.

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

     "L/C Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

     "Lead Borrower" means Circuit City Stores, Inc.

     "LEI Acquisition" means (i) the acquisition of Logitech Electronics, Inc. ("Logitech") by the Canadian Borrower and the subsequent amalgamation of Logitech and the Canadian Borrower, (ii) the acquisition of LEI (Asia) Ltd. by a Subsidiary of the Lead Borrower, and (iii) the acquisition of LEI (Hong Kong) Ltd. by a Subsidiary of the Lead Borrower.

     "Lenders" shall mean the Persons identified on Schedule 1.1 and each assignee that becomes a party to this Agreement as set forth in Section 9.05(b).

     "Letter of Credit" shall mean a letter of credit that is issued pursuant to this Agreement for the account of any Borrower, including, without limitation, any Canadian Letter of Credit.

     "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.15.

     "Letter of Credit Outstandings" shall mean, at any time, the sum of (a) with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder plus (b) all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed.

     "LIBO Borrowing" shall mean a Borrowing comprised of LIBO Loans.

     "LIBO Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II.

     "LIBO Rate"means, with respect to any LIBO Borrowing for any Interest Period, the rate of interest (rounded upwards, if necessary, to the next 1/16 of 1%) per annum at which deposits in dollars are offered by banks in the London interbank market, appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days before the first day of the Interest Period for the subject LIBO Borrowing, for a deposit approximately in the amount of the subject Borrowing and for a period of time approximately equal to such Interest Period; provided, however, if the rate described above does not appear on the Reuters System on any applicable interest determination date, the LIBO Rate shall be the rate (rounded upward, if necessary, to the nearest 1/16 of 1%), determined on the basis of the offered rates for deposits in dollars for a period of time comparable to such Interest Period which are offered to the Administrative Agent by major banks in the London interbank market as selected by Administrative Agent at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such Interest Period. In the event that the

Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that a LIBO Rate pursuant to a LIBO Borrowing cannot be obtained.

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge, security interest, and, with respect to the Canadian Borrower, also includes any prior claim or deemed trust in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Account" has the meaning assigned to such term in Section 2.22(a).

     "Loan Documents"means this Agreement, the Notes, the Letters of Credit, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guaranty, and any other instrument or agreement now or hereafter executed and delivered in connection herewith or therewith.

     "Loans" shall mean all loans (including, without limitation, Revolving Loans and Swingline Loans) at any time made to the Borrowers or for account of the Borrowers pursuant to this Agreement.

     "Margin Stock" has the meaning assigned to such term in Regulation U.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, assets, or condition, financial or otherwise, of the Lead Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrowers to perform any material obligation or to pay any Obligations under this Agreement or any of the other Loan Documents, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder, including, without limitation, with respect to the Collateral.

     "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit) (including obligations in respect of one or more Hedging Agreements) of any one or more of the Borrowers in an aggregate principal amount exceeding $50,000,000.

     "Maturity Date" means the Initial Maturity Date, or if extended in accordance with Section 2.10, the Extended Maturity Date, as the case may be.

     "Maximum Rate" has the meaning provided therefor in Section 9.13.

     "Minority Lenders" has the meaning provided therefor in Section 9.02(d).

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan"means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Noncompliance Notice" has the meaning provided therefor in Section
2.06(b).

     "Non-Consenting  Lender"  has the  meaning  provided  therefor  in  Section
2.10(b).

     "Notes" shall mean (i) the amended and restated promissory notes of the Domestic Borrowers substantially in the form of Exhibit B-1, each payable to the order of a Lender, evidencing the Revolving Loans, and (ii) the amended and restated promissory note of the Domestic Borrowers substantially in the form of Exhibit B-2, payable to the Swingline Lender, evidencing the Swingline Loans,
(iii) the promissory notes of the Canadian Borrower substantially in the form of Exhibit B-3 each payable to the order of a Canadian Lender, evidencing the Revolving Loans made to the Canadian Borrower, and (iv) the promissory note of the Canadian Borrower substantially in the form of Exhibit B-4, payable to the Swingline Lender, evidencing the Swingline Loans.

     "Obligations" means (a) the payment by the Domestic Borrowers of (i) the principal of, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise (including any interest that accrues after the commencement of any case or proceeding by or against any Borrower under the Bankruptcy Code, whether or not allowed in such case or proceeding), (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrowers to the Secured Parties under the Credit Agreement and the other Loan Documents, and (b) the performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to this Agreement and the other Loan Documents. Without limiting the foregoing, the term "Obligations" includes all Canadian Liabilities.

     "Online  Services  Agreement"  has the  meaning  assigned  to such  term in
Section 2.07(d).

     "Other Liabilities" means (a) the payment and performance of any Hedging Agreements which are permitted pursuant to Section 6.01 hereof, and (b) the payment and performance of any transaction with FRG as Collateral Agent or Administrative Agent, or Fleet, or any of their respective Affiliates, which arises out of any cash management, depository, investment, letter of credit, equipment leasing, Hedging Agreement, Securitization Hedging Agreement, or other banking or financial services provided by any such Person, in each case, in connection with this Agreement or the other Loan Documents, as each may be amended from time to time.

     "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

     "Overadvance" means, at any time of calculation, a circumstance in which the Credit Extensions exceed the lesser of (a) the Total Commitments or (b) the Borrowing Base.

     "Participant" has the meaning provided therefor in Section 9.05(e).

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent.

     "Permitted Acquisition" means an Investment in, the purchase of the capital stock in or all or a substantial part of the assets or properties of any Person, the entering into any exchange of securities with any Person, or the entering into any transaction, merger or consolidation of any Person, in each case in which each of the following conditions are satisfied:

                 (i) Any assets acquired shall be utilized in, and if the acquisition involves a merger, consolidation or stock acquisition, the Person which is the subject of such acquisition shall be engaged in, only a business permitted to be conducted by the Borrowers pursuant to this Agreement; and

                 (ii) No Default or Event of Default exists or would arise after giving effect to the consummation of the acquisition; and

                 (iii) The Person making the acquisition must be a Borrower or a Subsidiary complying with the requirements of clause (vi) of this definition; and

                 (iv) The Lead Borrower shall have furnished the Agents with ten
           (10) Business Days prior notice of such intended acquisition and shall have furnished the Collateral Agent with (A) a current draft of the acquisition agreement and other acquisition documents, (B) a summary of any due diligence undertaken by the Borrowers in connection with such acquisition, (C) appropriate financial statements of the Person which is the subject of such acquisition,
           (D) pro forma projected financial statements, if any, and (E) such other information as the Agents may reasonably require, provided that the Person making the acquisition shall not be required to delay the consummation thereof if the additional information requested by the Agents under this clause E is not readily obtainable (but such Person shall furnish the Agent with such additional information thereafter as soon as reasonably practicable).

                 (v) If an acquisition of capital stock or other equity interests, after consummation of such acquisition, a Borrower shall own directly or indirectly a majority of the equity interests in the Person being acquired and shall control a majority of any voting interests, and/or shall otherwise Control the Person being acquired.

                 (vi) If the Person effecting the acquisition is a Subsidiary or if the Person which is the subject of such acquisition will be maintained as a Subsidiary of a Borrower, such Subsidiary shall have executed such documents as may be necessary to be joined as a "Borrower" or guarantor hereunder, as determined by the Agents, and the Collateral Agent shall have received a first priority security interest in such Subsidiary's inventory, accounts, and other property of the same nature as constitutes Collateral under this Agreement in order to secure the Obligations and the Other Liabilities, provided, however, that any security interest from a Person which is a Foreign Subsidiary shall secure only the Canadian Liabilities.

                 (vii) The aggregate consideration (exclusive of the value of any common equity of the Lead Borrower issued or delivered in connection with Permitted Acquisitions) furnished in connection with Permitted Acquisitions, howsoever classified (whether as Indebtedness, Investment or otherwise) for all acquisitions after the Closing Date (including those described in Section 6.04(f) but excluding the InterTAN acquisition and the LEI Acquisition) shall not exceed $100,000,000; and

                 (viii) Such acquisition shall have been approved by a majority of the board of directors (or the equivalent governing body) of the Person which is the subject of such acquisition and such Person shall not have announced that it will oppose such acquisition or shall not have commenced any action which alleges that such acquisition will violate applicable law.

     "Permitted Canadian Overadvance" means a Canadian Overadvance determined by the Canadian Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral granted by the Canadian Borrower and/or the Canadian Lenders' rights under the Loan Documents, or (b) which is otherwise in the Lenders' interests; provided that Permitted Canadian Overadvances shall not remain outstanding for more than forty-five (45) consecutive Business Days unless the Required Supermajority Lenders otherwise agree; and provided further that the foregoing shall not (1) modify or abrogate any of the provisions of
Section 2.07(f) regarding the Lenders' obligations with respect to L/C Disbursements, or (2) result in any claim or liability against the Canadian Agent (regardless of the amount of any Canadian Overadvance) for "inadvertent Canadian Overadvances" (i.e. where a Canadian Overadvance results from changed circumstances beyond the control of the Canadian Agent (such as a fluctuation in the exchange rate of the CD$ against the dollar)), and further provided that in no event shall the Canadian Agent make a Canadian Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions to the Canadian Borrower would exceed $105,000,000.

     "Permitted Encumbrances" means:

                 (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

                 (b) carriers', warehousemen's, mechanics', landlord's, materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

                 (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, old-age pension and other social security laws or regulations;

                 (d)  deposits  to  secure  the   performance  of  bids,   trade
           contracts, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                 (e) judgment Liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); and

                 (f) easements, zoning restrictions, rights-of-way, servitudes and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrowers or any Subsidiary of the Borrowers.

provided that, except as provided in any one or more of clauses (a) through (f) above, the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

     "Permitted Investments" means each of the following:

                 (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                 (b) Investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 or P-1 from S&P or from Moody's;

                 (c) Investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

                 (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer;

                 (e) Investments required to be made in FNANB by the Lead Borrower to enable FNANB to comply with applicable regulatory requirements; and

                 (f) Investments made by FNANB under the Community Reinvestment Act in an amount not to exceed $5,000,000 in the aggregate.

provided that, notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such Investments shall be made by a Borrower (and no Investments then existing shall be extended past the then maturity date thereof) pursuant to clauses (a) through (d) above unless (i) either (A) no Loans are then outstanding, or (B) the Investment is a temporary Investment pending expiration of an Interest Period for a LIBO Loan or a BA Equivalent Loan, the proceeds of which Investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such Investments are pledged by the applicable Borrower to the Collateral Agent as additional collateral for the Obligations and Other Liabilities pursuant to such agreements as may be reasonably required by the Agents.

     "Permitted Overadvance" means an Overadvance determined by the Administrative Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral and/or the Lenders' rights under the Loan Documents, or (b) which is otherwise in the Lenders' interests; provided that Permitted Overadvances shall not (i) exceed five percent (5%) of the then Borrowing Base in the aggregate outstanding at any time or (ii) remain outstanding for more than forty-five (45) consecutive Business Days, unless in case of clause (ii), the Required Supermajority Lenders otherwise agree; and provided further that the foregoing shall not (1) modify or abrogate any of the provisions of Section 2.07(f) regarding the Lender's obligations with respect to L/C Disbursements, or (2) result in any claim or liability against the
Administrative Agent (regardless of the amount of any Overadvance) for "inadvertent Overadvances" (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)), and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Total Commitments (as in effect prior to any termination of the Commitments pursuant to Section
7.01 hereof).

     "Permitted Securitization Transaction" means a transaction in which (i) credit card receivables or other financial assets originated or acquired by a Borrower or any Subsidiary of a Borrower are transferred to one or more bankruptcy remote, special purpose entities in a manner that legally isolates the transferred assets from such Borrower or Subsidiary (such that the transferred assets would not be included in the estate of such Borrower or such Subsidiary in a bankruptcy, receivership or insolvency proceeding), and (ii) asset backed certificates or other securities evidencing an interest in, or otherwise backed by, the transferred assets are sold to investors, and (iii) such Borrower or such Subsidiary receives fair value in the form of cash and other consideration for such transferred assets.

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee  pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA), or, with respect to the Canadian Borrower, any employee pension benefit plan which is considered to be a pension plan for the purposes of any applicable pension benefits standards or Applicable Law and any other employee benefit plan, and: (a) in respect of which the Lead Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA; or (b) in respect of the Canadian Borrower or any of its Related Parties, is a plan maintained by the Canadian Borrower or any of its Related Parties as a plan to which the Canadian Borrower or any of its Related Parties contributes or is required to contribute or any other plan with respect to which the Canadian Borrower or any of its Related Parties has incurred or may incur liability, including contingent liability, either to such plan or to any Person, administration or Governmental Authority, including the FSCO.

     "PPSA" means the Personal Property Security Act of Ontario ( or any successor statute) or similar legislation of any other Canadian jurisdiction, including, without limitation, the Civil Code of Quebec, the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, opposability, validity or effect of security interests.

     "Prime Rate" shall mean, for any day, the higher of (a) the annual rate of interest then most recently announced by Fleet at its head office in Boston, Massachusetts as its "Prime Rate" and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (0.50%) per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in Fleet's Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in Fleet's Prime Rate or the Federal Funds Effective Rate, respectively.

     "Prime Rate Loan" shall mean any Loan bearing interest at a rate determined by reference to the Prime Rate or the Canadian Prime Rate, as the case may be, in accordance with the provisions of Article II.

     "Real Estate"means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Borrower, including all easements, rights-of-way, servitudes and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

     "Receivables Advance Rate" means 80%.

     "Register" has the meaning set forth in Section 9.05(c).

     "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Release" has the meaning set forth in Section 101(22) of CERCLA.

     "Required Lenders" shall mean, at any time, Lenders having Commitments at least equal to 51% of the Total Commitments, or if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 51% of all such Credit Extensions.

     "Required Supermajority Lenders" shall mean, at any time, Lenders having Commitments outstanding representing at least 66 2/3% of the Total Commitments outstanding or if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 66 2/3% of all such Credit Extensions.

     "Reserves" means the Inventory Reserves and Availability Reserves.

     "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any Borrower or any option, warrant or other right to acquire any such shares of capital stock of any Borrower.

     "Restricted Subsidiary" means any Subsidiary of any Borrower other than any such Subsidiary (i) that had, as of the end of the most recent fiscal quarter, tangible net assets (as determined in accordance with GAAP) of less than $5,000,000, (ii) that is a Special Purpose Entity (including, without limitation, Tyler International Funding, Inc. and DC Funding International, Inc.), or (iii) that is designated by the Lead Borrower and the Administrative Agent as an unrestricted subsidiary for purposes of the Loan Documents.

     "Revolving  Loans" means all Loans at any time made by a Lender pursuant to
Section 2.01.

     "S&P"  means  Standard  &  Poor's  Rating  Services,   a  division  of  the
McGraw-Hill Companies, Inc.

     "Secured Parties" has the meaning assigned to such term in the Security Agreement and the Canadian Security Documents, respectively.

     "Securitization Hedging Agreement" has the meaning assigned to such term in the definition of Hedging Agreement.

     "Securitization Revolver" means collectively, the revolving lines of credit established by the Lead Borrower in favor of DC Funding International, Inc. and Tyler International Funding, Inc., respectively under the revolving credit agreements which constitute a part of a Permitted Securitization Transaction.

     "Security Agreement" means the Security Agreement dated as of June 27, 2003 among the Borrowers and the Collateral Agent for the benefit of the Secured Parties, as amended and in effect from time to time.

     "Security Documents" means the Security Agreement, the Canadian Security Documents, and each other security agreement, guaranty, or other instrument or document executed and delivered pursuant to Section 2.23, Section 5.12 or any other provision hereof or any other Loan Document, to secure any of the Obligations, the Canadian Liabilities and Other Liabilities.

     "Settlement Date" has the meaning provided in Section 2.08(b).

     "Shrink" means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

     "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.

     "Special Purpose Entity" means a bankruptcy remote, special purpose entity that (i) satisfied, as of the date of its formation, the special purpose entity criteria published by Standard & Poors and in effect as of such date, and (ii) was created to facilitate one or more Permitted Securitization Transactions.

     "Specified Event of Default" means the occurrence of any Event of Default described in any of Section 7.01(a), Section 7.01(b), Section 7.01(c), Section 7.01(d) (but as it relates to Section 2.23 and Section 5.01(b)(i) only), Section 7.01(h), Section 7.01(i), or Section 7.01(j).

     "Standby Letter of Credit" means any Letter of Credit other than a Commercial Letter of Credit.

     "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent.

     "Subsidiary Borrowers" means all Borrowers other than the Lead Borrower.

     "Swingline Lender" means, as applicable, FRG, in its capacity as lender of Swingline Loans to the Domestic Borrowers hereunder, and Bank of America, N.A. [acting through its Canada branch], in its capacity as lender of Swingline Loans to the Canadian Borrower hereunder.

     "Swingline Loan" shall mean a Loan made by the Swingline Lender to the Domestic Borrowers or the Canadian Borrower, as applicable, pursuant to Section
2.06 hereof.

     "Synthetic Lease" means any lease or other agreement for the use or possession of property creating obligations which does not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, would be characterized as Indebtedness of such lessee without regard to the accounting treatment.

     "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Termination Date" shall mean the earliest to occur of (i) the Maturity Date, (ii) the date on which the maturity of the Loans are accelerated and the Commitments are terminated in accordance with Section 7.01, or (iii) the date of the occurrence of any Event of Default pursuant to Section 7.01(h) or Section 7.01(i).

     "Total Commitments" shall mean, at any time, the sum of the Domestic Commitments and the Canadian Commitments at such time.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Prime Rate or the BA Rate, as applicable.

     "Unused Canadian Commitment" means on any day, (a) the then Canadian Total Commitments minus (b) the sum of (i) the principal amount of Loans to the Canadian Borrower then outstanding, and (ii) the then Letter of Credit Outstandings of the Canadian Borrower.

     "Unused Commitment" shall mean, on any day, (a) the then Domestic Total Commitments minus (b) the sum of (i) the principal amount of Loans of the Domestic Borrowers then outstanding, and (ii) the then Letter of Credit Outstandings of the Domestic Borrowers.

     "Wachovia" means Wachovia Bank, National Association.

     "Wachovia  Blocked Account  Agreement"  shall have the meaning set forth in
Section 2.23(c).

     "Wachovia  Concentration  Account"  shall  have the  meaning  set  forth in
Section 2.23(c).

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     Section 1.02. Terms Generally.

     The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the term "security interest" shall include a hypothec, (f) the term "solidary" as used herein shall be read and interpreted in accordance with the Civil Code of Quebec, (g) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible, moveable and immoveable, and intangible assets and properties, including cash, securities, accounts and contract rights and (h) all references to "$" or "dollars" or to amounts of money shall, unless otherwise expressly provided to be CD$, be deemed to be references to the lawful currency of the United States of America.

     Section 1.03. Accounting Terms; GAAP.

     Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Lead Borrower notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision shall have been amended in accordance herewith.

                                   Article II
                           Amount and Terms of Credit

     Section 2.01. Commitment of the Lenders.

                 (a) Each Domestic Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Domestic Borrowers and each Canadian Lender severally and not jointly with any other Lenders, agrees upon the terms and subject to the conditions herein set forth, to extend credit to the Canadian Borrower on a revolving basis, in the form of Revolving Loans and Letters of Credit and in an amount not to exceed the lesser of such Lender's Commitment or such Lender's Commitment Percentage of the Borrowing Base, subject to the following limitations:

                         (i) The  aggregate  outstanding  amount  of the  Credit
                   Extensions shall not at any time exceed the lower of (i) (x) $500,000,000 or (y) such lesser amount to which the Total
                   Commitments have then been decreased by the Borrowers pursuant to Section 2.17 hereof, or (ii) the then amount of the Borrowing Base.

                         (ii) No Lender  shall be  obligated to issue any Letter
                   of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Lenders, as set forth in Section 2.07. The Borrowers will not at any time permit (A) the aggregate Letter of Credit Outstandings to exceed $250,000,000 or (B) the aggregate Canadian Letter of Credit Outstandings to exceed $100,000,000.

                         (iii) The Loans made to and the Letters of Credit issued on behalf of, the Canadian Borrower by the Canadian Lenders may be either in $ or CD$, at the option of the Canadian Borrower, as herein set forth.

                         (iv) The aggregate outstanding amount of Credit Extensions to the Canadian Borrower shall not at any time exceed the lower of (A) the Canadian Total Commitments or (B) the then amount of the Borrowing Base minus Credit Extensions then outstanding in favor of the Domestic Borrowers.

                         (v) The aggregate outstanding amount of Credit Extensions to the Domestic Borrowers shall not at any time exceed the lower of (A) the Domestic Total Commitments, or
                   (B) the then amount of the Borrowing Base minus Credit Extensions then outstanding in favor of the Canadian Borrower.

                         (vi) No Lender  shall be  obligated  to make any Credit
                   Extension (A) to the Domestic Borrowers in excess of such Lender's Domestic Commitment, or (B) to the Canadian Borrower in excess of such Lender's Canadian Commitment.

                         (vii) Subject to all of the other provisions of this Agreement, Revolving Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrowers after the Termination Date.

                 (b) Each Borrowing by the Domestic Borrowers of Revolving Loans (other than Swingline Loans) shall be made by the Domestic Lenders pro rata in accordance with their Domestic Commitments, and each Borrowing by the Canadian Borrower of Revolving Loans (other than Swingline Loans) shall be made by the Canadian Lenders pro rata in accordance with their Canadian Commitments. The failure of any Domestic Lender or Canadian Lender, as applicable, to make any Loan to the Domestic Borrowers or the Canadian Borrower, as applicable, shall neither relieve any other Domestic Lender or Canadian Lender, as applicable, of its obligation to fund its Loan to the Domestic Borrowers or the Canadian Borrower, as applicable, in accordance with the provisions of this Agreement nor increase the obligation of any such other Domestic Lender or Canadian Lender, as applicable.

     Section 2.02. Intentionally Omitted

     Section 2.03. Reserves; Changes to Reserves.

                 (a) The initial Inventory Reserves and Availability Reserves as of the date of this Agreement are the following:

                         (i) Shrink (an Inventory  Reserve):  An amount equal to
                   one-half of one percent (0.50%) of the gross sales of the Domestic Borrowers for the fiscal year to date or determined based on such other methodology as the Lead Borrower and the Administrative Agent may agree. The percentage of gross sales to be reserved hereunder may be adjusted by the Administrative Agent based upon the results of any physical inventory undertaken by the Domestic Borrowers in accordance with the provisions of Section 2.03(b) hereof.

                         (ii) Rent (an Availability Reserve): An amount equal to
                   two months rent for all of the Domestic Borrowers' leased locations in the states of Virginia, Pennsylvania, Washington and other states in which Applicable Law provides a landlord with a Lien for unpaid rent having priority over the Lien of the Collateral Agent, other than leased locations with respect to which the Collateral Agent has received a landlord's waiver of lien in form reasonably satisfactory to the Collateral Agent or the applicable lease contains such a waiver in form reasonably satisfactory to the Collateral Agent.

                         (iii) Layaways (an Availability Reserve): An amount equal to 100% of the customer deposits made for layaway goods received by the Domestic Borrowers.

                         (iv) Customer Credit Liabilities (an Availability Reserve): An amount equal to 50% of the Domestic Borrowers' Customer Credit Liabilities as reflected in the Domestic Borrowers' books and records.

                 (b) The Administrative Agent may hereafter establish additional Reserves or change any of the foregoing Reserves, in the exercise of the reasonable judgment of the Administrative Agent after furnishing ten (10) days prior notice to the Lead Borrower , provided that the Administrative Agent shall not modify the methodology in which Reserves described in Section 2.03(a) hereof are determined from time to time, and further provided that in no event shall the Administrative Agent establish new Reserves in any fiscal quarter in an aggregate amount in excess of ten percent (10%) of the Borrowing Base (as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent under Section 5.01(b) of this Agreement).

     Section 2.04. Making of Loans.

                 (a) Except as set forth in Section 2.18 and Section 2.26, Loans
(other than Swingline Loans) by the Lenders shall be either Prime Rate Loans or LIBO Loans or BA Equivalent Loans as the Lead Borrower on behalf of the Domestic Borrowers, or the Canadian Borrower, may request (which request shall, in the case of the Canadian Borrower, be made in the form attached hereto as Exhibit F, and in the case of Prime Rate Loans of the Canadian Borrower, indicate whether CD$ or $ advances are requested) subject to and in accordance with this Section 2.04, provided that all Swingline Loans shall be only Prime Rate Loans. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrowers pursuant to Section 2.25. Subject to the other provisions of this
Section 2.04 and the provisions of Section 2.26, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than ten (10) Borrowings of LIBO Loans and no more than ten (10) Borrowings of BA Equivalent Loans may be outstanding at any time.

                 (b) The Lead Borrower shall give the Administrative Agent three
(3) Business Days' prior telephonic notice (thereafter confirmed in writing) of each LIBO Borrowing or BA Equivalent Loans Borrowing and one (1) Business Day's prior notice of each Borrowing of Prime Rate Loans. Any such notice, to be effective, must be received by the Administrative

Agent not later than 11:00 a.m., Boston time, on the third Business Day in the case of LIBO Loans or BA Equivalent Loans prior to, and on the first Business Day in the case of Prime Rate Loans prior to, the date on which such Borrowing is to be made. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall be in an integral multiple of $1,000,000, but not less than $5,000,000 in the case of LIBO Loans and be in a minimum principal amount of CD$1,000,000 and increments of CD$500,000 in the case of BA Equivalent Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of Prime Rate Loans or LIBO Loans or BA Equivalent Loans and, if LIBO Loans or BA Equivalent Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of LIBO Loans or BA Equivalent Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for a Borrowing of Prime Rate Loans. The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at 40 Broad Street, Boston, Massachusetts 02109, no later than 12:00 noon, Boston time, in immediately available funds. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, at the Federal Funds Effective Rate, or (ii) in the case of the Borrowers, the interest rate applicable to Prime Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. Upon receipt of the funds made available by the Lenders to fund any Borrowing hereunder, the Administrative Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Lead Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrowers no later than 1:00 p.m., Boston time.

                 (c) The Administrative Agent or the Canadian Agent, as applicable, without the request of the Lead Borrower or the Canadian Borrower, as applicable, may advance any interest, fee, service charge, or other payment to which any Agent or their Affiliates or any Lender is entitled from any Borrower pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance or a Canadian Overadvance, as applicable, may result thereby. The Administrative Agent or the Canadian

Borrower, as applicable, shall advise the Lead Borrower or the Canadian Borrower, as applicable, of any such advance or charge promptly after the making thereof. Such action on the part of the Administrative Agent or the Canadian Agent, as applicable, shall not constitute a waiver of the Administrative Agent's or the Canadian Agent's, as applicable, rights and each Borrower's obligations under Section 2.20(a). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.04(c) shall bear interest at the interest rate then and thereafter applicable to Prime Rate Loans.

                 (d) Notwithstanding anything to the contrary herein contained, with respect to the Canadian Borrower, (i) all references to "the Lead Borrower" and "the Administrative Agent" in Section 2.04(b) and (c), Section 2.18, Section 2.19(a) and Section 2.21(a) shall mean and refer to the Canadian Borrower and the Canadian Agent , respectively, (ii) the address of the Canadian Agent to which each Lender must make its share of Borrowings to the Canadian Borrower available is 200 Front Street West, Toronto, Ontario, Canada, M5V 3L2, and (iii) the Canadian Agent shall promptly notify the Administrative Agent of each Borrowing by the Canadian Borrower, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Periods applicable thereto.

     Section 2.05. Overadvances.

     The Agents and the Lenders have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance or a Canadian Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances to the Domestic Borrowers, and the Canadian Agent may, in its discretion, make Permitted Canadian Overadvances to the Canadian Borrower, as applicable, without the consent of the Lenders and each Lender shall be bound thereby. Any Permitted Overadvances or Permitted Canadian Overadvances may constitute Swingline Loans. The making of any Permitted Overadvance or Permitted Canadian Overadvance is for the benefit of the Domestic Borrowers or the Canadian Borrower, as applicable; such Permitted Overadvances or Permitted Canadian Overadvances, as applicable, constitute Revolving Loans and Obligations. The making of any such Permitted Overadvances, or Permitted Canadian Overadvances, as the case may be, on any one occasion shall not obligate the Administrative Agent, Canadian Agent, or any Lender to make or permit any Permitted Overadvances or Permitted Canadian Overadvances on any other occasion or to permit such Permitted Overadvances or Permitted Canadian Overadvances, as applicable, to remain outstanding.

     Section 2.06. Swingline Loans

                 (a) The Swingline Lender is authorized by the Domestic Lenders and the Canadian Lenders, as applicable, and shall, subject to the provisions of this Section, make Swingline Loans (i) to the Domestic Borrowers up to $60,000,000 in the aggregate outstanding at any time (which requests for Borrowings of Swingline Loans shall be in minimum integrals of $250,000) and
(ii) to the Canadian Borrower up to $20,000,000 in the aggregate outstanding at any time (which requests for Borrowings of Swingline Loans shall be in minimum integrals of $250,000 or CD$250,000, as applicable), in each case consisting only of Prime Rate Loans, upon a notice of Borrowing received by the Administrative Agent or the Canadian Agent, as applicable, and the Swingline Lender (which notice may be submitted prior to 1:00 p.m., Boston time, on the Business Day on which such Swingline Loan is requested). Swingline Loans shall be subject to periodic settlement with the Domestic Lenders and the Canadian Lenders, as applicable, under Section 2.08 below.

                 (b) Swingline Loans may be made only in the following circumstances: (A) for administrative convenience, the Swingline Lender shall, at the Lead Borrower's request, make Swingline Loans in reliance upon the Borrowers' actual or deemed representations under Section 4.02, that the applicable conditions for borrowing are satisfied or (B) for Permitted Overadvances or Permitted Canadian Overadvances, as applicable. If the conditions for borrowing under Section 4.02 cannot be fulfilled, the Lead Borrower shall give immediate notice thereof to the Administrative Agent or the Canadian Agent, as applicable, and the Swingline Lender (a "Noncompliance Notice"), and the Administrative Agent or the Canadian Agent, as applicable, shall promptly provide each Lender with a copy of the Noncompliance Notice. If the conditions for borrowing under Section 4.02 cannot be fulfilled, the Required Lenders may direct the Swingline Lender to, and the Swingline Lender thereupon shall, cease making Swingline Loans (other than Permitted Overadvances or Permitted Canadian Overadvances, as applicable) until such conditions can be satisfied or are waived in accordance with Section 9.02. Unless the Required Lenders so direct the Swingline Lender, the Swingline Lender may, but is not obligated to, continue to make Swingline Loans beginning one Business Day after the Non-Compliance Notice is furnished to the Lenders. Notwithstanding the foregoing, no Swingline Loans shall be made pursuant to this subsection (b) (other than Permitted Overadvances) if the limitations set forth in Section 2.01(a) would be exceeded.

     Section 2.07. Letters of Credit.

                 (a) Upon the terms and subject to the conditions herein set forth, the Lead Borrower on behalf of the Domestic Borrowers and the Canadian Borrower for itself, may request the Issuing Bank or the Canadian Agent in the case of the Canadian Borrower, at any time and from time to time after the date hereof and prior to the Termination Date, to issue or to cause to be issued, and subject to the terms and conditions contained herein, the Issuing Bank or Canadian Agent in the case of the Canadian Borrower shall issue or cause to be issued, for the account of the relevant Borrower one or more Letters of Credit; provided that no Letter of Credit shall be issued if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed $250,000,000, (ii) the aggregate Canadian Letter of Credit Outstandings shall exceed $100,000,000, or (iii) the limitations set forth in Section 2.01(a) would be exceeded; and provided, further, that no Letter of Credit shall be issued if the Issuing Bank shall have received notice from the Administrative Agent or the Canadian Agent, as applicable, or the Required Lenders that the conditions to such issuance have not been met.

                 (b) Each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to then effective Maturity Date, provided that each Standby Letter of Credit may, upon the request of the Lead Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less (but not beyond the date that is five (5) Business Days prior to the then effective Maturity
Date) unless the Issuing Bank notifies the  beneficiary  thereof at least thirty
(30) days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

                 (c) Each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 120 days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five (5) Business Days prior to the then effective Maturity Date.

                 (d) Drafts drawn under any Letter of Credit shall be reimbursed by the Domestic Borrowers in the case of any Letter of Credit issued for them and by the Canadian Borrower in the case of a Canadian Letter of Credit, in the currency in which the Letter of Credit is issued no later than the Business Day following the date of any such payment thereof by the Issuing Bank by paying to the Administrative Agent or the Canadian Agent, as applicable, an amount equal to such drawing (together with interest as provided in Section 2.07(e)) not later than 3:00 p.m., Boston time, on such date, provided that the Lead Borrower or the Canadian Borrower as applicable may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.04 or Section
2.06 that such payment be financed with a Revolving Loan consisting of a Prime Rate Loan, or a Swingline Loan in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting Prime Rate Loan or Swingline Loan. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent or the Canadian Agent, as applicable, and the Lead Borrower or the Canadian Borrower, as applicable by electronic transmission pursuant to the online services agreement then in effect between the Lead Borrower or the Canadian Borrower, as applicable and the Issuing Bank (the "Online Services Agreement") or if the Online Services Agreement is not then in effect, by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make payment thereunder (which payment shall not be made until two (2) Business Days after such notice from the Issuing Bank to the Lead Borrower or the Canadian Borrower, as applicable), provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such payment.

                 (e) If the Issuing Bank shall make any L/C Disbursement, then, unless the applicable Borrowers shall reimburse the Issuing Bank in full on the date such payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such payment is made to but excluding the date that such Borrowers reimburse the Issuing Bank therefor, at the rate per annum then applicable to Prime Rate Loans, provided that if such Borrowers fail to reimburse such Issuing Bank when due pursuant to paragraph (d) of this Section, then Section 2.12 shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (g) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

                 (f) Immediately upon the issuance of any Letter of Credit by the Issuing Bank (or the amendment of a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Domestic Lender or Canadian Lender, as applicable, and each such Lender shall be deemed unconditionally and irrevocably to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, in such Letter of Credit, each drawing thereunder and the obligations of the Borrowers under this Agreement and the other Loan Documents with respect thereto. Upon any change in the Domestic Commitments or Canadian Commitments, as applicable, pursuant to Section 2.17, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Domestic Commitment Percentages or Canadian Commitment Percentages, as applicable, of the assigning and assignee Lenders and any Additional Commitment Lender. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence, bad faith or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Lender.

                 (g) In the event that the Issuing Bank makes any L/C Disbursement and the Borrowers shall not have reimbursed such amount in full to the Issuing Bank pursuant to Section 2.07(d), the Issuing Bank shall promptly notify the Administrative Agent, or the Canadian Agent, as applicable, which shall promptly notify each Domestic Lender or Canadian Lender, as applicable, of such failure, and each Domestic Lender or Canadian Lender, as applicable, shall promptly and unconditionally pay to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Issuing Bank the amount of such Lender's Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of such unreimbursed payment in dollars and in same day funds. If the Issuing Bank so notifies the Administrative Agent, or the Canadian Agent, as applicable, and the Administrative Agent, or the Canadian Agent, as applicable, so notifies the Lenders prior to 11:00 a.m., Boston time, on any Business Day, each such Domestic Lender or Canadian Lender, as applicable, shall make available to the Issuing Bank such Lender's Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of the amount of such payment on such Business Day in same day funds (or if such notice is received by the Domestic Lenders or Canadian Lenders, as applicable, after 11:00 a.m., Boston time on the day of receipt, payment shall be made on the immediately following Business Day). If and to the extent such Domestic Lender or Canadian Lender shall not have so made its Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of the amount of such payment available to the Issuing Bank, such Domestic Lender or Canadian Lender, as applicable, agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, or the Canadian Agent, as applicable, for the account of the Issuing Bank at the Federal Funds Effective Rate. Each Lender agrees to fund its Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of such unreimbursed payment notwithstanding a failure to satisfy any applicable lending conditions or the provisions of Section 2.01 or Section 2.07, or the occurrence of the Termination Date. The failure of any Domestic Lender or Canadian Lender to make available to the Issuing Bank its Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of any payment under any Letter of Credit shall neither relieve any other Domestic Lender or Canadian Lender, as applicable, of its obligation hereunder to make available to the Issuing Bank its Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Domestic Lender or Canadian Lender.
Whenever any Domestic Lender or Canadian Lender, as applicable, has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Domestic Lender or Canadian Lender shall be entitled to share ratably, based on its Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, in all payments and collections thereafter received on account of such reimbursement obligation.

                 (h) Whenever the Borrowers desire that the Issuing Bank issue a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Lead Borrower or the Canadian Borrower, as applicable, shall submit a letter of credit application or otherwise provide notice to the Issuing Bank by electronic transmission pursuant to the Online Services Agreement or, if the Online Services Agreement is not then in effect, by written (including telegraphic, telex, facsimile or cable communication) notice specifying the date on which the proposed Letter of Credit is to be issued, amended, renewed or extended (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof. If requested by the Issuing Bank, the Borrowers shall also submit a letter of credit application (confirming any application submitted pursuant to the first sentence of this clause (h)) on the Issuing Bank's standard form in connection with any request for the issuance, amendment, renewal or extension of a Letter of Credit.

                 (i) The obligations of the Borrowers to reimburse the Issuing Bank for any L/C Disbursement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary of any Letter of Credit or against the Issuing Bank or any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder; or (vi) the fact that any Event of Default shall have occurred and be continuing. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by Applicable Law) suffered by the Borrowers that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                 (j) If any Event of Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Canadian Agent, as applicable, or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in the applicable Cash Collateral Account an amount in cash equal to 103% of the Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations and the Other Liabilities as long as such Event of Default is continuing; at such time as the Event of Default is no longer continuing, and as long as no Cash Dominion Event then exists, the Administrative Agent or the Canadian Agent, as applicable, shall release the cash collateral (to the extent not previously utilized to reimburse any drawing under a Letter of Credit) to the Borrowers. The Collateral Agent or the Canadian Agent, as applicable, shall have exclusive dominion and control, including the exclusive right of withdrawal, over such Cash Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent at the request of the Lead Borrower and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such Cash Collateral Account shall be applied by the Collateral Agent to reimburse the Issuing Bank for payments on account of drawings under Letters of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the Letter of Credit Outstandings at such time or, if the Loans have matured or the maturity of the Loans has been accelerated, be applied to satisfy other Obligations and the Other Liabilities.

                 (k) Notwithstanding anything to the contrary contained herein, with respect to the Canadian Borrower only, if the Issuing Bank for any Canadian Letter of Credit is not the Canadian Agent, (i) the Canadian Borrower authorizes the Canadian Agent to arrange for the issuance of Canadian Letters of Credit from such Issuing Bank and to pay and indemnify (the "L/C Credit Support") such Issuing Bank all charges in connection with the issuance, negotiation, settlement, amendment and processing of each such Canadian Letter of Credit; and Canadian Borrower agrees to pay and indemnify the Canadian Agent for and in respect of the L/C Credit Support and agrees that such obligation to pay and indemnify shall be deemed Canadian Liabilities, (ii) any notices, requests or applications under Section 2.07 shall contemporaneously be delivered to both the Issuing Bank and the Canadian Agent, (iii) drafts drawn under any Letters of Credit as provided in Section 2.07(d) and L/C Disbursements as provided in
Section 2.07(e) shall immediately and on the same Business Day be reimbursed by the Canadian Agent, and all interest accruing or payable pursuant to Section 2.07(e) or Section 2.07(g) shall be for the account of the Canadian Agent and not the Issuing Bank, and (iv) the Canadian Borrower's reimbursement obligation under Section 2.07(d), Section 2.07(e) and/or Section 2.07(g) shall be due to the Canadian Agent and the Lenders shall make available to the Canadian Agent (for its own account) the amount of its payment provided for in Section 2.07(g).

     Section 2.08. Settlements Amongst Lenders

                 (a) Each Swingline Lender may (but shall not be obligated to), at any time, on behalf of the Domestic Borrowers or the Canadian Borrower, as applicable (which hereby authorize the Swingline Lenders to act in their behalf in that regard) request the Administrative Agent or the Canadian Agent, as applicable, to cause the Domestic Lenders and the Canadian Lenders, as applicable, to make a Revolving Loan (which shall be a Prime Rate Loan) in an amount equal to such Lender's Domestic Commitment Percentage or Canadian
Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Section 2.06, which request may be made regardless of whether the conditions set forth in Article IV have been satisfied. Upon such request, each Domestic Lender or Canadian Lender, as applicable, shall make available to the Administrative Agent or the Canadian Agent, as applicable, the proceeds of such Revolving Loan for the account of the applicable Swingline Lender. If the

Swingline Lender requires a Revolving Loan to be made by the Domestic Lenders or the Canadian Lenders, as applicable, and the request therefor is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if the request therefor is received after 12:00 Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day. The obligation of each such Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent or the Canadian Agent, as applicable, or any Swingline Lender. If and to the extent any Domestic Lender or Canadian Lender, as applicable, shall not have so made its transfer to the Administrative Agent or the Canadian Agent, as applicable, such Domestic Lender or Canadian Lender agrees to pay to the Administrative Agent or the Canadian Agent, as applicable, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent or the Canadian Agent, as applicable at the Federal Funds Effective Rate.

                 (b) The amount of each Lender's Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of outstanding Revolving Loans shall be computed weekly (or more frequently in the Administrative Agent's, or the Canadian Agent's, as applicable, discretion) and shall be adjusted upward or downward based on all Revolving Loans and repayments of Revolving Loans received by the Administrative Agent or the Canadian Agent, as applicable, as of 3:00 p.m., Boston time, on the first Business Day following the end of the period specified by the Administrative Agent or the Canadian Agent, as applicable (such date, the "Settlement Date").

                 (c) The Administrative Agent or the Canadian Agent, as applicable, shall deliver to each of the Domestic Lenders or Canadian Lenders, as applicable, promptly after the Settlement Date a summary statement of the amount of outstanding Revolving Loans for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Administrative Agent or the Canadian Agent, as applicable, shall transfer to each Domestic Lender and Canadian Lender its applicable Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of repayments, and
(y) each Domestic Lender and Canadian Lender shall transfer to the Administrative Agent or the Canadian Agent, as applicable, (as provided below), or the Administrative Agent or the Canadian Agent, as applicable, shall transfer to each Domestic Lender or Canadian Lender, as applicable, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Loans made by each Domestic Lender and Canadian Lender with respect to Revolving Loans to the Domestic Borrowers and the Canadian Borrower, respectively, shall be equal to such Lender's applicable Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable, of Revolving Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent or the Canadian Agent, as applicable, by the Domestic Lenders or the Canadian Lenders, as applicable, and is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if received after 12:00 Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day.

The obligation of each Domestic Lender and each Canadian Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent or the Canadian Agent, as applicable. If and to the extent any Domestic Lender or Canadian Lender shall not have so made its transfer to the Administrative Agent or the Canadian Agent, as applicable, such Domestic Lender or Canadian Lender agrees to pay to the Administrative Agent or the Canadian Agent, as applicable, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent or the Canadian Agent, as applicable, at the Federal Funds Effective Rate.

     Section 2.09. Notes; Repayment of Loans.

                 (a) The Loans made by each Domestic Lender and each Canadian Lender (and to the Swingline Lender, with respect to Swingline Loans) shall be evidenced by a Note duly executed on behalf of the Domestic Borrowers and the Canadian Borrower, respectively, dated the Closing Date, in substantially the form attached hereto as Exhibit B-1, B-2, B-3 or B-4, as applicable, payable to the order of each such Domestic Lender or Canadian Lender (or each Swingline Lender, as applicable) in an aggregate principal amount equal to such Domestic Lender's or Canadian Lender's Domestic Commitment or Canadian Commitment, as applicable (or, in the case of the Notes evidencing the Swingline Loans (i) to the Domestic Borrowers, $60,000,000 and (ii) to the Canadian Borrower, $20,000,000).

                 (b) The outstanding principal balance of all Swingline Loans shall be repaid on the earlier of the Termination Date or, on the date otherwise requested by the Swingline Lender in accordance with the provisions of Section 2.08(a). The outstanding principal balance of all other Obligations shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this Article II. Each Domestic Lender is hereby authorized by the Domestic Borrowers, and each Canadian Lender is hereby authorized by the Canadian Borrower, to endorse on a schedule attached to each Note delivered to such Domestic Lender or Canadian Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Domestic Lender's or Canadian Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Domestic Lender or Canadian Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; provided, however, that the failure of any Domestic Lender or Canadian Lender to make such a notation or any error therein shall not affect the obligation of the Domestic Borrowers or the Canadian Borrower, as applicable, to repay the Loans made by such Domestic Lender or Canadian Lender in accordance with the terms of this Agreement and the applicable Notes.

                 (c) Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender's Note and upon cancellation of such Note, the Borrowers will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor.

     Section 2.10. Extension of Maturity Date.

                 (a) The Lead Borrower may elect to extend the Maturity Date from the Initial Maturity Date to the Extended Maturity Date, subject to satisfaction of the following terms and conditions as determined by the Administrative Agent in its sole discretion, and, subject further to provisions of paragraph (b) below, the consent of all of the Lenders:

                         (i) The Lead Borrower notifies the Administrative Agent
                 in writing no earlier than March 29, 2005 and no later than May 13, 2005 of the Lead Borrower's election to request the extension (the "Extension Request");

                         (ii) On the date of each of the  Extension  Request and
                 on the Initial Maturity Date, no Default or Event of Default then exists;

                         (iii) The  Borrowers  shall have executed and delivered
                 to the Administrative Agent such agreements and documents as the Administrative Agent may reasonably require incident to the extension; and

                         (iv) The Borrowers shall have reimbursed the Administrative Agent and the Lenders for all reasonable costs and expenses incurred by the Administrative Agent and the Lenders in connection with such Extension Request.

                 (b) Within forty-five (45) Business Days following receipt by the Administrative Agent of the Lead Borrower's Extension Request, the Administrative Agent shall notify the Lead Borrower (the "Extension Request Response") as to which Lenders have consented to the Extension Request. If not all of the Lenders have consented to the Extension Request (each such Lender, a "Non-Consenting Lender"), the Borrowers may exercise any of the following options, by notifying the Administrative Agent within ten (10) days from the date of the Extension Request Response:

                               (A) The Borrowers  may extend the Maturity  Date,
                         provided, however, the Total Commitments in effect as of the Initial Maturity Date shall be reduced by the amount of the Commitments of the Non-Consenting Lenders and the Domestic Borrowers and the Canadian Borrower shall each pay each of their Non-Consenting Lenders on the Initial Maturity Date an amount equal to the outstanding principal of their Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to them hereunder, provided further, however, the Initial Maturity Date may not be so extended if, as a result of such reduction the Total Commitments are less than $400,000,000; or

                               (B) The Borrowers  may, at their sole expense and
                         effort, upon notice to such Non-Consenting Lenders and the Administrative Agent, require any such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) and which shall consent to the Extension Request, provided that except in the case of an assignment to another Lender, the Borrowers shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unreasonably be withheld; or

                               (C) The  Borrowers  may withdraw  such  Extension
                         Request by written notice to the Administrative Agent, and thereupon all Obligations shall become due and payable in full on the Initial Maturity Date.

                 (c) If the conditions to the Extension Request have been satisfied and all of the Lenders have consented to the Extension Request, the Initial Maturity Date shall be extended until the Extended Maturity Date; provided that the Initial Maturity Date shall not be extended pursuant to the provisions above, unless and until the Administrative Agent shall have notified the Lead Borrower in writing that all of the conditions set forth herein have been satisfied and that the Extended Maturity Date is in effect.

                 (d) Nothing contained in this Section 2.10 shall be deemed to modify or abrogate the Commitments and any other obligations of any Non-Consenting Lender under this Agreement through the Initial Maturity Date. Without limiting the foregoing, each such Lender shall remain obligated to make Revolving Loans and to purchase participations in Swingline Loans and Letter of Credit Outstandings through the Initial Maturity Date in accordance with the terms of this Agreement.

     Section 2.11. Interest on Loans.

                 (a) Subject to Section 2.12, each Prime Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the then Prime Rate or Canadian Prime Rate, as applicable, plus the Applicable Margin for Prime Rate Loans.

                 (b) Subject to Section 2.12, each LIBO Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for LIBO Loans.

                 (c) Subject to Section 2.12, each BA Equivalent Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum equal to the BA Rate, plus the Applicable Margin for BA Equivalent Loans.

                 (d) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, on the Termination Date, after the Termination Date on demand and (with respect to LIBO Loans and BA Equivalent Loans) upon any repayment or prepayment thereof (on the amount prepaid).

     For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid hereunder is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be. Calculations of interest shall be made using the nominal rate method of calculation, and will not be calculated using the effective rate method of calculation or any other basis that gives effect to the principle of deemed reinvestment of interest.

     Section 2.12. Default Interest.

     Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, at the option of the Administrative Agent or upon the direction of the Required Lenders, interest shall accrue on all outstanding Loans (including Swingline Loans) (after as well as before judgment, as and to the extent permitted by law) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate (including the Applicable Margin for Loans) in effect from time to time plus 2.00% per annum, and such interest shall be payable on demand.

     Section 2.13. Certain Fees.

     The Borrowers shall pay to the Administrative Agent, for the account of the Administrative Agent, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.

     Section 2.14. Unused Commitment Fee.

                 (a) The Domestic Borrowers shall pay to the Administrative Agent for the account of the Domestic Lenders, a commitment fee (the "Commitment Fee") equal to [CONFIDENTIAL]*% per annum (on the basis of actual days elapsed in a year of 365 or 366

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions has been file separately with the United States Securities and Exchange Commission.

days, as applicable) of the average daily balance of the Unused Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date. The Commitment Fee so accrued in any calendar quarter shall be payable on the first Business Day of the immediately succeeding calendar quarter, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date.

                 (b) The Canadian Borrower shall pay to the Canadian Agent for the account of the Lenders holding a Canadian Commitment, a commitment fee (the "Canadian Commitment Fee") equal to [CONFIDENTIAL]*% per annum (on the basis of actual days elapsed in a year of 365 or 366 days, as applicable) of the average daily balance of the Unused Canadian Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date. The Canadian Commitment Fee so accrued in any calendar quarter shall be payable on the first Business Day of the immediately succeeding calendar quarter, except that all Canadian Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date.

     Section 2.15. Letter of Credit Fees.

                 (a) The Domestic Borrowers shall pay the Administrative Agent, and the Canadian Borrower shall pay to the Canadian Agent, as applicable, for the account of the Domestic Lenders or the Canadian Lenders, as applicable, for each calendar quarter, on the first Business Day of the immediately succeeding calendar quarter, a fee (each, a "Letter of Credit Fee") equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the subject quarter:

                         (i) Standby  Letters of Credit  issued for the Domestic
                 Borrowers: At the then Applicable Margin per annum for LIBO Loans.

                         (ii) Commercial Letters of Credit issued for the Domestic Borrowers: Fifty percent (50%) of the Applicable Margin per annum for LIBO Loans.

                         (iii) Standby Letters of Credit issued for the Canadian
                 Borrower: At the then Applicable Margin per annum for BA Equivalent Loans.

                         (iv) Commercial Letters of Credit issued for the Canadian Borrower: Fifty percent (50%) of the Applicable Margin per annum for BA Equivalent Loans.

                         (v) After the occurrence and during the  continuance of
                 an Event of Default, at the option of the Administrative Agent or the Canadian Agent, as applicable, or upon the direction of the Required Lenders, the Letter of Credit Fee set forth in clauses (i) through (iv) above, shall be increased by an amount equal to two percent (2%) per annum.

                 (b) The Domestic Borrowers or Canadian Borrower, as applicable, shall pay to the applicable Issuing Bank, in addition to all Letter of Credit Fees otherwise provided for hereunder, other charges in connection with the issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by the Issuing Bank as are customarily imposed by the Issuing Bank except as the Issuing Bank and the Lead Borrower or Canadian Borrower, as applicable, may from time to time otherwise agree.

                 (c) All Letter of Credit Fees shall be calculated on the basis of a 365 or 366 day year, as applicable, and actual days elapsed.

     Section 2.16. Nature of Fees.

     All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent, or the Canadian Agent, as applicable, for the respective accounts of the Administrative Agent, or the Canadian Agent, as applicable, the Issuing Bank, and the Lenders, as provided herein. All fees shall be fully earned on the date when due and shall not be refundable under any circumstances, absent manifest error. For greater certainty, the Canadian Borrower shall not be liable for any fees which form part of the Obligations unless they are Canadian Liabilities (including as provided in Section 2.14(b), Section 2.13, or Section 9.03).

     Section 2.17. Termination or Reduction of Commitments.

                 (a) Upon at least two (2) Business Days' prior written notice to the Administrative Agent, the Lead Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Domestic Commitments. Each such reduction shall be in the principal amount of $10,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Domestic Commitments of each Lender and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Domestic Borrowers shall pay to the Administrative Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Domestic Commitments so terminated or reduced through the date thereof, and
(ii) any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Domestic Commitments are to be reduced effective on such date (and, if, after giving effect to the prepayment in full of all outstanding Loans such Credit Extensions have not been so reduced, deposit cash into the applicable Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding to the extent necessary in order that the Credit Extensions do not exceed the Domestic Commitments as so reduced), in each case pro rata based on the amount prepaid.

     (b) Upon at least two (2) Business Days' prior written notice to the Canadian Agent, the Canadian Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Canadian Commitments. Each such reduction shall be in the principal amount of $10,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Canadian Commitments of each Lender and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Canadian Borrower shall pay to the Canadian Agent for application as provided herein (i) all Canadian Commitment Fees accrued on the amount of the Canadian Commitments so terminated or reduced through the date thereof, and (ii) any amount by which the Credit Extensions to the Canadian
Borrower outstanding on such date exceed the amount to which the Canadian Commitments are to be reduced effective on such date (and, if, after giving effect to the prepayment in full of all outstanding Loans to the Canadian Borrower such Credit Extensions have not been so reduced, deposit cash into the applicable Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding of the Canadian Borrower to the extent necessary in order that the Credit Extensions to the Canadian Borrower do not exceed the Canadian Commitments as so reduced), in each case pro rata based on the amount prepaid.

     Section 2.18. Alternate Rate of Interest.

     If prior to the commencement of any Interest Period for a LIBO Borrowing or BA Equivalent Loan Borrowing:

                 (a) the Administrative Agent determines (which determination shall be presumptively correct absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the BA Rate for such Interest Period; or

                 (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the BA Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Domestic Borrowers or the Canadian Borrower, as applicable, and the Domestic Lenders, in the case of a requested LIBO Borrowing and the Canadian Lenders, in the case of a requested BA Equivalent Loan Borrowing by telephone or telecopy as promptly as practicable thereafter (but in any event, within two (2) Business Days) and, until the Administrative Agent notifies the Domestic Borrowers or the Canadian Borrower, as applicable and the Domestic Lenders or the Canadian Lenders, as applicable, that the circumstances giving rise to such notice no longer exist,
(i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBO Borrowing or a BA Equivalent Loan Borrowing, as applicable, shall be ineffective and (ii) if any Borrowing Request requests a LIBO Borrowing or a BA Equivalent Loan Borrowing, as applicable, such Borrowing shall be made as a Borrowing of Prime Rate Loans.

     Section 2.19. Conversion and Continuation of Loans.

                 (a) The Lead Borrower on behalf of the Borrowers shall have the right at any time,

                         (i) on  three  (3)  Business  Days'  prior  irrevocable
                 notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time, on the third Business Day preceding the date of any conversion), (x) to convert any outstanding Borrowings of Prime Rate Loans (but in no event Swingline Loans) to Borrowings of LIBO Loans in the case of the Domestic Borrowers and to Borrowings of BA Equivalent Loans in the case of the Canadian Borrower, or (y) to continue an outstanding Borrowing of LIBO Loans or BA Equivalent Loans for an additional Interest Period,

                         (ii) on one Business Day's prior irrevocable  notice to
                 the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time, on the first Business Day preceding the date of any conversion), to convert any outstanding Borrowings by the Domestic Borrowers of LIBO Loans to a Borrowing of dollar denominated Prime Rate Loans, and to convert any outstanding Borrowings of BA Equivalent Loans to a Borrowing of CD$ denominated Prime Rate Loans, subject to the following:

                 (b) no Borrowing of Loans may be converted into, or continued as, LIBO Loans or BA Equivalent Loans, at any time when an Event of Default has occurred and is continuing;

                 (c) if less than a full Borrowing of Loans is converted, such conversion shall be made pro rata among the Domestic Lenders and the Canadian Lenders, as applicable, in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such refinancing;

                 (d) the aggregate principal amount of Loans being converted into or continued as LIBO Loans shall be in an integral of $1,000,000 and at least $5,000,000, and the aggregate principal amount of Loans being converted into or continued as BA Equivalent Loans shall be in an integral of CD$1,000,000 and at least CD$5,000,000;

                 (e) each Domestic Lender shall effect each conversion by applying the proceeds of its new LIBO Loan or dollar denominated Prime Rate Loan, as the case may be, to its Loan being so converted and each Canadian Lender shall effect each conversion by applying the proceeds of its new BA Equivalent Loan or CD$ denominated Prime Rate Loan, as the case may be, to its Loan being so converted;

                 (f) the Interest Period with respect to a Borrowing of LIBO Loans or BA Equivalent Loans effected by a conversion or in respect to the Borrowing of LIBO Loans or BA Equivalent Loans being continued as LIBO Loans or BA Equivalent Loans, respectively, shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

                 (g) a Borrowing of LIBO Loans or BA Equivalent Loans may be converted only on the last day of an Interest Period applicable thereto;

                 (h) each request for a conversion or continuation of a Borrowing of LIBO Loans or BA Equivalent Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

                 (i) no more than ten (10) Borrowings of LIBO Loans and ten (10) Borrowings of BA Equivalent Loans may be outstanding at any time.

If the Lead Borrower does not give notice to convert any Borrowing of Prime Rate Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as LIBO Loans or BA Equivalent Loans, in each case as provided above, such Borrowing shall automatically be converted to, or continued as, as applicable, in the case of the Domestic Borrowers, a Borrowing of dollar denominated Prime Rate Loans and, in the case of the Canadian Borrower, a Borrowing of CD$ denominated Prime Rate Loans, at the expiration of the then current Interest Period. The Administrative Agent shall, after it receives notice from the Lead Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Loan made by such Lender.

     Section   2.20.   Mandatory   Prepayment;   Cash   Collateral;   Commitment
Termination.

     The outstanding Obligations shall be subject to mandatory prepayment as follows:

                 (a) (i) If at any time the amount of the Credit Extensions exceeds the lower of (i) the then amount of the Total Commitments, and (ii) the then amount of the Borrowing Base, including, without limitation, as a result of one or more fluctuations in the exchange rate of the CD$ against the dollar, the Borrowers will immediately upon notice from the Administrative Agent (A) prepay the Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash into the applicable Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding (which shall be released to the Domestic Borrowers from such Cash Collateral Account, to the extent not previously utilized to reimburse any drawing under a Letter of Credit, at such time that the amount of the Credit Extensions, without giving effect to amounts deposited in such Cash Collateral Account, do not exceed the lower of the then amount of the Total Commitments, and the then amount of the Borrowing Base, but only if no Cash Dominion Event then exists).

     (ii) If at any time the amount of the Credit Extensions to the Canadian Borrower exceeds the lower of (i) the Canadian Total Commitments, and (ii) the then amount of the Borrowing Base minus Credit Extensions then outstanding in favor of the Domestic Borrowers, including, without limitation, as a result of one or more fluctuations in the exchange rate of the CD$ against the dollar, the Borrowers will immediately upon notice from the Administrative Agent (A) prepay the Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash into the applicable Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding (which shall be released to the Canadian Borrower from such Cash Collateral Account, to the extent not previously utilized to reimburse any drawing under a Letter of Credit, at such time that the amount of the Credit Extensions to the Canadian Borrower, without giving effect to amounts deposited in such Cash Collateral Account, do not exceed the lower of Canadian Availability, and the then amount of the Borrowing Base minus Credit Extensions then outstanding in favor of the Domestic Borrowers, but only if no Cash Dominion Event then exists).

     (iii) If at any time the amount of the Credit Extensions to the Domestic Borrowers exceeds the lower of (i) the then amount of the Domestic Total Commitments, and (ii) the then amount of the Borrowing Base minus Credit Extensions then outstanding in favor of the Canadian Borrower, including, without limitation, as a result of one or more fluctuations in the exchange rate of the CD$ against the dollar, the Domestic Borrowers will immediately upon notice from the Administrative Agent (A) prepay the Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash into the applicable Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding (which shall be released to the Domestic Borrowers from such Cash Collateral Account, to the extent not previously utilized to reimburse any drawing under a Letter of Credit, at such time that the amount of the Credit Extensions to the Domestic Borrowers, without giving effect to amounts deposited in such Cash Collateral Account, do not exceed the lower of the then amount of the Total Commitments, and the then amount of the Borrowing Base minus Credit Extensions then outstanding in favor of the Canadian Borrower, but only if no Cash Dominion Event then exists).

     Without in any way limiting the foregoing provisions, the Administrative Agent shall, weekly or more frequently in the Administrative Agent's sole discretion, make the necessary exchange rate calculations to determine whether any such excess exists on such date.

                 (b) To the extent  required  pursuant  to Section  2.23  and/or
Section 2.24, the Revolving Loans shall be repaid daily in accordance with the provisions of said Section 2.23 and Section 2.24.

                 (c) Subject to the foregoing, outstanding Prime Rate Loans shall be prepaid by the Domestic Borrowers before outstanding LIBO Loans are prepaid and outstanding Prime Rate Loans of the Canadian Borrower shall be prepaid before outstanding BA Equivalent Loans are prepaid. Each partial prepayment of LIBO Loans shall be in an integral multiple of $5,000,000. Each partial prepayment of BA Equivalent Loans shall be in an integral multiple of CD$1,000,000. No prepayment of LIBO Loans or BA Equivalent Loans shall be permitted pursuant to this Section 2.20 other than on the last day of an Interest Period applicable thereto, unless the applicable Borrowers simultaneously reimburse the applicable Lenders for all Breakage Costs associated therewith. In order to avoid such Breakage Costs, as long as no Event of Default has occurred and is continuing, at the request of the Lead Borrower, the Administrative Agent shall hold all amounts required to be applied to LIBO Loans or BA Equivalent Loans, as applicable, in the applicable Cash Collateral Account and will apply such funds to the applicable LIBO Loans or BA Equivalent Loans at the end of the then pending Interest Period therefor (provided that the foregoing shall in no way limit or restrict the Agents' rights upon the subsequent occurrence of an Event of Default). No partial prepayment of a Borrowing of LIBO Loans or BA Equivalent Loans shall result in the aggregate principal amount of the LIBO Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000 or the aggregate principal amount of the BA Equivalent Loans remaining outstanding pursuant to such Borrowing being less than CD$1,000,000 (unless all such outstanding LIBO Loans or BA Equivalent Loans are being prepaid in full). Any prepayment of the Revolving Loans shall not permanently reduce the Commitments.

                 (d) All amounts required to be applied to all Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Domestic Lender's Domestic Commitment Percentage or Canadian Lender's Canadian Commitment Percentage, as applicable.

                 (e) Upon the Termination Date, the Commitments and the credit facility provided hereunder shall be terminated in full and the Domestic Borrowers shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations owing by them and the Canadian Borrower shall pay in full and in cash, all outstanding Loans to it and all Canadian Liabilities.

                 (f) All Obligations shall be payable to the Administrative Agent or the Canadian Agent, as applicable, in the currency in which they are denominated.

     Section  2.21.  Optional  Prepayment  of Loans;  Reimbursement  of Lenders.

                 (a) The Borrowers shall have the right at any time and from time to time to prepay outstanding Loans in whole or in part, (x) with respect to LIBO Loans or BA Equivalent Loans, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 11:00 a.m., Boston time, and (y) with respect to Prime Rate Loans, on the same
Business Day if written, telex or facsimile notice is received by the Administrative Agent or the Canadian Agent, as applicable, prior to 1:00 p.m., Boston time, subject to the following limitations:

                         (i) Subject to Section 2.20, all  prepayments  shall be
                 paid to the Administrative Agent or the Canadian Agent, as applicable, for application, first, to the prepayment of outstanding Swingline Loans, second, to the prepayment of other outstanding Loans ratably in accordance with each Lender's Domestic

                 Commitment Percentage or Canadian Commitment Percentage, as applicable, and third, to the funding of a cash collateral deposit in the applicable Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings.

                         (ii) Subject to the foregoing,  outstanding  Prime Rate
                 Loans of the Domestic Borrowers shall be prepaid before outstanding LIBO Loans are prepaid and outstanding Prime Rate Loans of the Canadian Borrower shall be prepaid before outstanding BA Equivalent Loans are prepaid. Each partial prepayment of LIBO Loans shall be in an integral multiple of $5,000,000. Each partial prepayment of BA Equivalent Loans shall be in an integral multiple of CD$1,000,000. No prepayment of LIBO Loans or BA Equivalent Loans shall be permitted pursuant to this Section 2.21 other than on the last day of an Interest Period applicable thereto, unless the applicable Borrowers simultaneously reimburse the applicable Lenders for all "Breakage Costs" (as defined below) associated therewith. No partial prepayment of a Borrowing of LIBO Loans shall result in the aggregate principal amount of the LIBO Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000 (unless all such outstanding LIBO Loans are being prepaid in full). No partial prepayment of a Borrowing of BA Equivalent Loans shall result in the aggregate principal amount of the BA Equivalent Loans remaining outstanding pursuant to such Borrowing being less than CD$1,000,000 (unless all such outstanding BA Equivalent Loans are being prepaid in full).

                         (iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of LIBO Loans or BA Equivalent Loans, the Borrowing or Borrowings pursuant to which such Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrowers to prepay such Loan by the amount and on the date stated therein. The Administrative Agent or the Canadian Agent, as applicable, shall, promptly after receiving notice from the Borrowers hereunder, notify each Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

                 (b) The Domestic Borrowers shall reimburse each Domestic Lender and the Canadian Borrower shall reimburse each Canadian Lender on demand for any loss incurred or to be incurred by the Domestic Lenders or the Canadian Lenders, as applicable, in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to Prime Rate Loans or acceleration by virtue of, and after, the occurrence of an Event of Default) of any LIBO Loan or BA Equivalent Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii) in the event that after the Lead Borrower delivers a notice of borrowing under Section 2.04 in respect of LIBO Loans or BA Equivalent Loans, such Loans are not borrowed on the first day of the Interest Period specified in such notice of borrowing for any reason. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate or the BA Equivalent Rate, as applicable, for such Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing of a LIBO Loan or a BA Equivalent Loan other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, of the Interest Period for such LIBO Loan or BA Equivalent Loan which would have commenced on the date of such failure to borrow, over (B) in the case of a LIBO Loan, the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market or, in the case of a BA Equivalent Loan, the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with The Toronto-Dominion Bank (collectively, "Breakage Costs"). Any Lender demanding reimbursement for such loss shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined.

                 (c) In the event the Domestic Borrowers or the Canadian Borrower, as applicable, fail to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.21(a), the Domestic Borrowers or the Canadian Borrower, as applicable, on demand by any Lender shall pay to the Administrative Agent or the Canadian Agent, as applicable, for the account of such Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Domestic Borrowers or the Canadian Borrower, as applicable, from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined.

                 (d) Whenever any partial prepayment of Loans are to be applied to LIBO Loans or BA Equivalent Loans, such LIBO Loans or BA Equivalent Loans shall be prepaid in the chronological order of their Interest Payment Dates.

     Section 2.22. Maintenance of Loan Account; Statements of Account.

                 (a) The Administrative Agent or the Canadian Agent, as applicable, shall maintain an account on its books in the name of the Borrowers (the "Loan Account") which will reflect (i) all Loans and other advances made by the Lenders to the Borrowers or for the Borrowers' account, (ii) all L/C Disbursements, fees and interest that have become payable as herein set forth, and (iii) any and all other monetary Obligations that have become payable.

                 (b) The Loan Account will be credited with all amounts received by the Administrative Agent or the Canadian Agent, as applicable, from the Borrowers, including all amounts received in the FRG Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Section 2.24(a) and (b). Within ten (10) Business Days after the end of each month, the Administrative Agent or the Canadian Agent, as applicable, shall send to the Domestic Borrowers or the Canadian Borrower, as applicable, a statement accounting for the charges, loans, advances and other transactions occurring among and between the Administrative Agent, or the Canadian Agent, as applicable, the Lenders and the Borrowers during that month. The monthly statements shall, absent manifest error, be presumptively correct.

     Section 2.23. Cash Receipts.

                 (a) Annexed hereto as Schedule 2.23(a) is a list of all present DDAs maintained by the Borrowers, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) maintained with such depository; and (iii) to the extent known, a contact person at such depository.

                 (b) Annexed hereto as Schedule 2.23(b) is a list describing all arrangements to which any Borrower is a party with respect to the payment to any Borrower of the proceeds of all credit card charges for sales by any Borrower.

                 (c) On or prior to the Closing Date, the Borrowers shall:

                         (i) deliver to the Administrative Agent or the Canadian
                 Agent, as applicable, notifications executed on behalf of the Borrowers to each depository institution identified on Schedule 2.23(a) in form and substance reasonably satisfactory to the Administrative Agent, or the Canadian Agent, as applicable, of the Administrative Agent's or the Canadian Agent's, as applicable, interest in such DDA (each, a "DDA Notification"). The DDA Notifications shall be held in escrow by the Administrative Agent or the Canadian Agent, as applicable, until the occurrence of a Cash Dominion Event, at which time the Administrative Agent or the Canadian Agent, as applicable, may, in its discretion, forward such DDA Notifications to the applicable institutions,

                         (ii) have, in the case of the Domestic Borrowers, entered into a Blocked Account Agreement with Wachovia with respect to the Wachovia Concentration Account (Account No.2055275431509) (the "Wachovia Concentration Account") in form and substance reasonably satisfactory to the Administrative Agent (the "Wachovia Blocked Account Agreement"), and

                         (iii) deliver to the Administrative  Agent an agreement
                 (the "Credit Card Agreements") executed on behalf of the Borrowers with Fifth Third and each of the  Borrowers'  other  major  credit  card  processors
                 (other than FNANB) in form and substance reasonably satisfactory to the Administrative Agent.

                         (iv) have caused the Canadian  Borrower to enter into a
                 Blocked Account Agreement with each of The Bank of Nova Scotia and Royal Bank of Canada in form and substance reasonably satisfactory to the Canadian Agent.

                 (d) The DDA Notifications and the Credit Card Agreements shall require, after the occurrence and during the continuance of a Cash Dominion Event, the sweep on each Business Day of all available cash receipts and other proceeds from the sale or disposition of any Collateral, including, without limitation, the proceeds of all credit card charges (all such cash receipts and proceeds, "Cash Receipts"), (and with respect to institutions which maintain a DDA, net of a minimum balance not to exceed $10,000) to (x) a concentration account maintained by the Collateral Agent at Fleet (the "FRG Concentration Account"), (y) the Wachovia Concentration Account, or (z) a Blocked Account, as the Administrative Agent may direct, provided that amounts in DDAs established by the Canadian Borrower and amounts due to the Canadian Borrower by credit card processors shall be delivered only to a Blocked Account established by the Canadian Borrower or as the Canadian Agent may otherwise direct.

                 (e) The Blocked Account Agreements shall require, after the occurrence and during the continuance of a Cash Dominion Event, the sweep on each Business Day of all Cash Receipts (net of a minimum balance not to exceed $10,000) to the FRG Concentration Account or to such other account as the Administrative Agent may direct, and with respect to the Canadian Borrower, to a Blocked Account established by the Canadian Borrower or as the Canadian Agent may otherwise direct.

                 (f) If at any time after the occurrence and during the continuance of a Cash Dominion Event, any cash or cash equivalents owned by the Borrowers and constituting proceeds of Collateral are deposited to any account (other than a DDA for which a DDA Notification has been delivered), or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement as required herein, the Administrative Agent shall require the Borrowers to close such account and have all funds therein transferred to the FRG Concentration Account, the Wachovia Concentration Account, or such other Blocked Account as the Administrative Agent may direct, and with respect to the Canadian Borrower, to a Blocked Account established by the Canadian Borrower or as the Canadian Agent may otherwise direct.

                 (g) The Borrowers may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent or the Canadian Agent, as applicable, of appropriate DDA Notifications or Blocked Account Agreements consistent with the provisions of this Section 2.23. Unless consented to in writing by the Administrative Agent, or the Canadian Agent, as applicable, the Borrowers may not enter into any agreements with additional credit card processors unless contemporaneously therewith, a Credit Card Agreement, is executed and delivered to the Administrative Agent or the Canadian Agent, as applicable.

                 (h) The FRG Concentration Account and the Blocked Accounts established by the Canadian Borrower are and shall remain, under the sole dominion and control of the Collateral Agent or the Canadian Agent, as applicable. Each Borrower acknowledges and agrees that, subject to the provisions of subparagraph (j) below and the next to last sentence of Section 2.24(a), (i) such Borrower has no right of withdrawal from the FRG Concentration Account or the Blocked Accounts established by the Canadian Borrower, (ii) the funds on deposit in the FRG Concentration Account shall continue to be collateral security for all of the Obligations and Other Liabilities, (iii) the funds on deposit in the Blocked Accounts established by the Canadian Borrower. shall continue to be collateral security for all of the Canadian Liabilities and
(iv) the funds on deposit in the FRG Concentration Account and the Blocked Accounts established by the Canadian Borrower shall be applied as provided in
Section 2.24(a).

                 (i) So long as no Cash Dominion Event has occurred and is continuing, the Borrowers may direct, and shall have sole control over, the manner of disposition of its funds in the DDA Accounts, the Blocked Accounts, and the Wachovia Concentration Account.

                         (i) After the occurrence and during the continuation of
                 a Cash Dominion Event, whether or not any Obligations are then outstanding, the Borrowers shall cause the ACH or wire transfer to, upon the Administrative Agent's or the Canadian Agent's, as applicable, instruction, the Wachovia Concentration Account or a Blocked Account established by the Canadian Borrower in the case of the Canadian Borrower, or another Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account, unless the Commitments have been terminated hereunder and the Obligations have indefeasibly been paid in full) of the then contents of each DDA, each such transfer to be net of any minimum balance, not to exceed $10,000, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.

                         (ii) After the occurrence  and during the  continuation
                 of a Cash Dominion Event, whether or not any Obligations are then outstanding, the Borrowers shall cause the ACH or wire transfer, upon the Administrative Agent's or the Canadian Agent's, as applicable, instruction, to the FRG Concentration Account of the then entire ledger balance of each Blocked Account (including the Wachovia Concentration Account), net of such minimum balance, not to exceed $10,000, as may be required to be maintained in the subject Blocked Account by the bank at which such Blocked Account is maintained, provided that amounts in Blocked Accounts established by the Canadian Borrower shall be delivered only to a concentration account at Bank of America, N.A. [acting through its Canada branch] or as the Canadian Agent may otherwise direct.

                 (j) In the event that,  notwithstanding  the provisions of this
Section 2.23, after the occurrence and during the continuance of a Cash Dominion Event, the Borrowers receive or otherwise have dominion and control of any such proceeds or collections of Collateral, such proceeds and collections shall be held in trust by the Borrowers for the Administrative Agent or the Canadian Agent, as applicable, and shall not be commingled with any of the Borrowers' other funds or deposited in any account of any Borrower other than as instructed by the Administrative Agent or the Canadian Borrower, as applicable.

     Section 2.24. Application of Payments.

                 (a) (i) As long as no Cash Dominion Event has occurred and is continuing, all amounts received by the Agents from any source shall be applied to the Obligations and the Other Liabilities as the Administrative Agent and the Lead Borrower may agree, provided that amounts received in respect of the Canadian Borrower shall be applied to the Canadian Liabilities as the Canadian Agent and the Canadian Borrower may agree. Subject to the provisions of Section
2.23 and clause (ii) of this Section, if a Cash Dominion Event has occurred and is continuing, as long as neither (i) an Event of Default has occurred and the time for payment of the Obligations has been accelerated, nor (ii) a Default or an Event of Default has occurred under Section 7.01(h), Section 7.01(i), Section 7.01(q) hereof, all amounts received in the FRG Concentration Account from any source, including the Blocked Account Banks, shall be applied, on the day of receipt, in the following order: first, to pay fees and expense reimbursements and indemnification then due and payable to the Administrative Agent, FSI, the Issuing Bank (other than any Issuing Bank issuing Canadian Letters of Credit), and the Collateral Agent (other than fees, expense reimbursements and indemnification payable in connection with Other Liabilities); second to pay interest due and payable on Credit Extensions to the Domestic Borrowers, third to repay outstanding Swingline Loans to the Domestic Borrowers; fourth, to repay other outstanding Revolving Loans that are Prime Rate Loans of the Domestic Borrowers and all outstanding reimbursement obligations under Letters of Credit other than Canadian Letters of Credit; fifth, to repay outstanding Revolving Loans that are LIBO Loans and all Breakage Costs due in respect of such repayment pursuant to Section 2.21(b) or, at the Lead Borrower's option, to fund a cash collateral deposit to the Circuit City Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding LIBO Loans on the last day of the then-pending Interest Period therefor; sixth to fund a cash collateral deposit in the Circuit City Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings other than Canadian Letter of Credit Outstandings; seventh, to pay all other Obligations and all Other Liabilities of the Domestic Borrowers that are then outstanding and then due and payable; eighth, to pay fees and expense reimbursements and indemnification then due and payable to the Canadian Agent and any Issuing Bank issuing Canadian Letters of Credit (other than fees, expense reimbursements and indemnification payable in connection with Other Liabilities of the Canadian Borrower); ninth, to pay interest due and payable on Credit Extensions to the Canadian Borrower; tenth, to repay outstanding Swingline Loans to the Canadian Borrower; eleventh, to repay outstanding Revolving Loans that are Prime Rate Loans of the Canadian Borrower and all outstanding reimbursement obligations under Canadian Letters of Credit; twelfth, to repay


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outstanding  Revolving Loans that are BA Equivalent Loans and all Breakage Costs due in respect of such repayment pursuant to Section 2.21(b) or, at the Canadian Borrower's option, to fund a cash collateral deposit to the InterTAN Canada Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding BA Equivalent Loans on the last day of the then-pending Interest Period therefore; thirteenth, to fund a cash collateral deposit in the InterTAN Canada Cash Collateral Account in an amount equal to 103% of all Canadian Letter of Credit Outstandings; fourteenth, to pay all other Obligations and all Other Liabilities of the Canadian Borrower that are then outstanding and then due and payable. If all amounts set forth in clauses first through and including fourteenth above are paid, any excess amounts shall promptly be released to the Borrowers. Any other amounts received by the Administrative Agent, the Issuing Bank, the Canadian Agent, the Collateral Agent, or any Lender as contemplated by
Section 2.23 shall also be applied in the order set forth above in this Section 2.24.

                         (ii)   Notwithstanding  the  foregoing,   all  proceeds
received from the Canadian Borrower or its assets shall be applied solely to the Canadian Liabilities in the order set forth above.

                 (b) All credits against the Obligations or the Canadian Liabilities shall be effective on the day of receipt thereof, and shall be conditioned upon final payment to the Administrative Agent of the items giving rise to such credits. If any item deposited to the FRG Concentration Account or otherwise credited to any Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent or the Canadian Agent, as applicable, shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrowers shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders against all claims and losses resulting from such dishonor or return.

     Section 2.25. Increased Costs.

                 (a) If any Change in Law shall:

                         (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                         (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or LIBO Loans or BA Equivalent Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Loan or BA Equivalent Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) other than Taxes, which shall be governed by
Section 2.28 hereof , then the Domestic Borrowers or the Canadian Borrower, as applicable, will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

                 (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Domestic Borrowers or the Canadian Borrower, as applicable, will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

                 (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Lead Borrower or the Canadian Borrower, as applicable, and shall be presumptively correct absent manifest error. The Domestic Borrowers or the Canadian Borrower, as applicable, shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

                 (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section within three (3) months of the increased cost or reduction in return shall constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

     Section 2.26. Change in Legality.

                 (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any Change in Law shall make it unlawful for a Lender to make or maintain a LIBO Loan or BA Equivalent Loan or to give effect to its obligations as contemplated hereby with respect to a LIBO Loan or BA Equivalent Loan or (y) at any time any Lender determines that the making or continuance of any of its LIBO Loans or BA Equivalent Loan has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Lead Borrower, such Lender may
(i) declare that LIBO Loans or BA Equivalent Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrowers for a LIBO Borrowing or BA Equivalent Loan Borrowing shall, as to such Lender only, be deemed a request for a Prime Rate Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding LIBO Loans or BA Equivalent Loans made by it be converted to Prime Rate Loans, in which event all such LIBO Loans or BA Equivalent Loans shall be automatically converted to Prime Rate Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or
(ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the LIBO Loans or BA Equivalent Loans that would have been made by such Lender or the converted LIBO Loans or BA Equivalent Loans of such Lender shall instead be applied to repay the Prime Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBO Loans or BA Equivalent Loans.

                 (b) For purposes of this Section 2.26, a notice to the Borrowers by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any LIBO Loans or BA Equivalent Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrowers.

     Section 2.27. Payments; Sharing of Setoff.

                 (a) The Borrowers shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, or of amounts payable under Section 2.21(b), Section 2.25, or Section 2.28, or otherwise) prior to 2:00 p.m., Boston time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent or the Canadian Agent, as applicable, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 40 Broad Street, Boston, Massachusetts, or to the Canadian Agent, as applicable, at its offices at 200 Front Street West, Toronto, Ontario, Canada, M5V 3L2, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Section 2.21(b),
Section 2.25, Section 2.28, and Section 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent or the Canadian Agent, as applicable, shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document (other than payments with respect to LIBO Borrowings or BA Equivalent Loan Borrowings) shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, if any payment due with respect to LIBO Borrowings or BA Equivalent Loan Borrowings shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event, the date of such payment shall be on the last Business Day of subject calendar month, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                 (b) If at any time insufficient funds are received by and available to the Administrative Agent or the Canadian Agent, as applicable, to pay fully all amounts of principal, unreimbursed drawings under Letters of Credit, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the Domestic Lenders or Canadian Lenders, as applicable, entitled thereto in accordance with the amounts of interest and fees then due to such Lenders, and
(ii) second, towards payment of principal and unreimbursed drawings under Letters of Credit then due hereunder, ratably among the Domestic Lenders or Canadian Lenders, as applicable, entitled thereto in accordance with the amounts of principal and unreimbursed drawings under Letters of Credit then due to such parties.

(c) If any Domestic Lender or Canadian Lender, as applicable, shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in drawings under Letters of Credit or Swingline Loans resulting in such Domestic Lender's or Canadian Lender's receiving payment of a greater proportion of the aggregate amount of its Loans and participations in drawings under Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Domestic Lender or Canadian Lender, then the Domestic Lender or Canadian Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in drawings under Letters of Credit and Swingline Loans of other Domestic Lenders or Canadian Lenders, as applicable, to the extent necessary so that the benefit of all such payments shall be shared by the Domestic Lenders and the Canadian Lenders, as applicable, ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in drawings under Letters of Credit and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Domestic Lender or Canadian Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in drawings under Letters of Credit to any assignee or participant, other than to the Borrowers or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Domestic Lender or Canadian Lender were a direct creditor of the Borrowers in the amount of such participation. Notwithstanding the foregoing, any amounts of the Canadian Borrower so offset shall be applied solely to the Canadian Liabilities and any adjustments with respect thereto shall be made solely amongst Lenders having a Canadian Commitment.

                 (d) Unless the Administrative Agent or the Canadian Agent, as applicable, shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent or the Canadian Agent, as applicable, for the account of the Domestic Lenders, the Canadian Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent or the Canadian Agent, as applicable, may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Domestic Lenders or the Canadian Lenders, as applicable, or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Domestic Lenders or Canadian Lenders, as applicable, or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent or the Canadian Agent, as applicable, forthwith on demand the amount so distributed to such Domestic Lender, Canadian Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, or the Canadian Agent, as applicable, at the Federal Funds Effective Rate.

                 (e) If any Domestic Lender or Canadian Lender shall fail to make any payment required to be made by it pursuant to this Agreement, then the Administrative Agent or the Canadian Agent, as applicable, may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent or the Canadian Agent, as applicable, for the account of such Domestic Lender or Canadian Lender to satisfy such Lender's obligations under this Agreement until all such unsatisfied obligations are fully paid.

     Section 2.28. Taxes.

                 (a) Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments or any Lender shall be required to pay any Indemnified Taxes or Other Taxes in respect of any such payments, then (i) the sum payable by the Borrower shall be increased as necessary so that after making all required deductions or payments by any Lender (including deductions or payments by any Lender applicable to additional sums payable under this Section) the Agents, any Lender or the Issuing Bank (as the case may be) receives and maintains after any such payment by the Lender an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions, and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

                 (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

                 (c) The Borrowers shall indemnify the Agents, each Lender and the Issuing Bank and the Canadian Borrower shall indemnify the Canadian Agent, each Canadian Lender and the Issuing Bank of any Letter of Credit on its behalf, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, to the extent that such penalties, interest and expenses shall not result from any action or inaction on the part of the Agent, the Lender or the Issuing Bank, as the case may be, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank, or by any Agent on its own behalf or on behalf of a Lender or the Issuing Bank setting forth in reasonable detail the manner in which such amount was determined, shall be presumptively correct absent manifest error.

                 (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent or the Canadian Agent, as applicable.

                 (e) Any Foreign Lender other than a Canadian Lender that is entitled to an exemption from or reduction in withholding tax shall deliver to the Domestic Borrowers and the Administrative Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Foreign Lender's claiming exemption from or reduction in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8BEN, a certificate representing that such Foreign Lender is not a bank for purposes of
Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Domestic Borrowers and is not a controlled foreign corporation related to the Domestic Borrowers (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from or reduced rate of, United States federal withholding tax on payments by the Domestic Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender other than a Canadian Lender on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender other than a Canadian Lender. Notwithstanding any other provision of this Section 2.28(e), a Foreign Lender shall not be required to deliver any form pursuant to this
Section 2.28(e) that such Foreign Lender is not legally able to deliver.

                 (f) The Borrowers shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of paragraph (e) above. Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall, at such Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                 (g) If the Lead Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Lender or the Administrative Agent, as applicable, shall cooperate with the Lead Borrower in challenging such Tax at the Lead Borrower's expense, if requested by the Lead Borrower. If any Lender or the Administrative Agent, as applicable, obtains a credit against or receives a refund or reduction (whether by way of direct payment or by offset) of any Tax for which payment has been made pursuant to this Section, which credit, refund or reduction in the good faith judgment of such Lender or the Administrative Agent, as the case may be, (and without any obligation to disclose its tax records) is allocable to such payment made under this Section, the amount of such credit, refund or reduction (together with any interest received thereon) promptly shall be paid to the Lead Borrower or Canadian Borrower, as applicable, to the extent that payment has been made by the Lead Borrower in full pursuant to this Section.

     Each Lender which has a Canadian Commitment hereby certifies that it is a resident of Canada for purposes of the Income Tax Act (Canada) or that payments of interest to it by the Canadian Borrower are otherwise exempt from withholding taxes. Each Person that becomes a Lender to the Canadian Borrower hereafter shall promptly deliver to the Canadian Borrower and the Canadian Agent a certificate as to whether such Person is a resident of Canada for purposes of the Income Tax Act (Canada) or that payments of interest to it by the Canadian Borrower are otherwise exempt from withholding taxes. If any such Lender is not a resident of Canada for purposes of the Income Tax Act (Canada) or otherwise not exempt from the payment of withholding taxes or interest payments to it, such Person shall not be entitled to payments hereunder with respect to taxes imposed under Part XIII of the Income Tax Act (Canada).

     Section 2.29. Security Interests in Collateral.

     To secure their Obligations under this Agreement and the other Loan Documents and the Other Liabilities, the Domestic Borrowers shall grant to the Collateral Agent and the Canadian

Borrower shall grant to the Canadian Agent, for its benefit and the ratable benefit of the other Secured Parties, a first-priority security interest in, and hypothec of, all of the Collateral pursuant hereto and to the Security Documents, subject to Permitted Encumbrances having priority over the Lien of the Agents, provided that the Collateral granted by the Canadian Borrower shall secure only the Canadian Liabilities.

     Section 2.30. Mitigation Obligations; Replacement of Lenders

                 (a) If any Lender requests compensation under Section 2.25, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.25 or Section 2.28, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers (in the case of the Canadian Borrower, only in respect of any Canadian Lender) hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrowers shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Closing Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

                 (b) If any Lender requests compensation under Section 2.25, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) except in the case of an assignment to another Lender, the Borrowers shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender and the Canadian Agent only in the case of a Canadian Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.25 or payments required to be made pursuant to Section 2.28, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

                                  Article III
                         Representations and Warranties

     Each Borrower (except that the Canadian Borrower represents and warrants only in respect of itself and its Subsidiaries and only to the Canadian Agent and the Canadian Lenders), for itself and on behalf of such Borrower's Subsidiaries represents and warrants to the Agents and the Lenders that:

     Section 3.01. Organization; Powers.

     Each Borrower is, and each of its Subsidiaries is, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and each such Person has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     Section 3.02. Authorization; Enforceability.

     The transactions contemplated hereby and by the other Loan Documents to be entered into by each Borrower are within such Borrower's corporate powers and have been duly authorized by all necessary corporate, and, if required, stockholder action. This Agreement has been duly executed and delivered by each Borrower that is a party hereto and constitutes, and each other Loan Document to which any Borrower is a party, when executed and delivered by such Borrower will constitute, a legal, valid and binding obligation of such Borrower (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 3.03. Governmental Approvals; No Conflicts.

     The transactions to be entered into contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) for such as have been obtained or made and are in full force and effect, (ii) for those for which the failure to obtain could not be reasonably be expected to have a Material Adverse Effect, and (iii) for filings, registrations and recordings necessary to perfect and render opposable Liens created under the Loan Documents, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Borrower or any order of any Governmental Authority, except for such violation which could not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or any of its Subsidiaries or their respective assets, except for such violation or default which could not reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder to require any payment of a material amount to be made by any Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Borrower or any of its Subsidiaries, except Liens created under the Loan Documents or otherwise permitted hereby or thereby.

     Section 3.04. Financial Condition.

     The Lead Borrower has heretofore furnished to the Lenders the consolidated balance sheet, and statements of income, stockholders' equity, and cash flows for the Lead Borrower and its Subsidiaries as of and for the fiscal year ending February 28, 2004. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Lead Borrower and its Subsidiaries, as of such dates and for such periods in accordance with GAAP.

     Section 3.05. Properties.

                 (a) Each Borrower, and each of its Restricted Subsidiaries, has good title to, or valid leasehold interests in, all its real (immoveable) and personal (moveable) property material to its business, except for defects which could not reasonably be expected to have a Material Adverse Effect.

                 (b) Each Borrower, and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Person does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                 (c) Schedule 3.05(c)(i) sets forth the address of all Real Estate that is owned by each Borrower and each of their respective Subsidiaries as of the Closing Date, together with a list of the holders of any mortgage or other Lien thereon. Schedule 3.05(c)(ii) sets forth the address of all Real Estate that is leased by each Borrower and each of their respective Subsidiaries as of the Closing Date, together with a list of the landlords and holders of any mortgage or other Lien thereon.

     Section 3.06. Litigation and Environmental Matters.

     (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower or any of its Subsidiaries, threatened against or affecting any such Person or involving any of the Loan

Documents, which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than those set forth on Schedule 3.06).

                 (b) Except for the matters set forth on Schedule 3.06, and except as could not reasonably be expected to have a Material Adverse Effect, no Borrower and no Subsidiary of any Borrower (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                 (c) Since the date of this Agreement, there has been no change in the status of the matters set forth on Schedule 3.06 that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

     Section 3.07. Compliance with Laws and Agreements.

     Each Borrower, and each of its Subsidiaries, is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, material agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     Section 3.08. Investment and Holding Company Status.

     No Borrower nor any Subsidiary of any Borrower is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     Section 3.09. Taxes.

     Each Borrower, and each of its Subsidiaries, has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings, for which such Person has set aside on its books adequate reserves, and as to which no Lien has arisen, or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     Section 3.10. ERISA.

     Except as set forth on Schedule 3.10, as of the Closing Date, none of the Borrowers is party to a Plan. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

     Section 3.11. Disclosure.

     None of the reports, financial statements, certificates or other information furnished by or on behalf of any Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that with respect to projected or pro forma financial information, the Borrowers represent only that such information was prepared in good faith.

     Section 3.12. Subsidiaries.

     Schedule 3.12 sets forth the name of, and the ownership interest of each Borrower in each of its Subsidiaries as of the Closing Date. There is no other capital stock or ownership interest of any class outstanding as of the Closing Date. Except as set forth on Schedule 3.12, as of the Closing Date, the Borrowers are not and each of their respective Subsidiaries is not party to any joint venture, general or limited partnership, or limited liability company, agreements or any other business ventures or entities.

     Section 3.13. Insurance.

     Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrowers and their respective Subsidiaries as of the Closing Date. As of the Closing Date, each of such policies is in full force and effect. As of the Closing Date, all premiums in respect of such insurance that are due and payable have been paid.

     Section 3.14. Labor Matters.

     There are no strikes, lockouts or slowdowns against any Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrowers, threatened to the extent that any such action could reasonably be expected to have a Material Adverse Effect. The hours worked by and payments made to employees of the Borrowers and their respective Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters to the extent that any such violation could reasonably be expected to have a Material Adverse Effect. All payments due from any Borrower or any of its Subsidiaries, or for which any claim may be made against any such Person, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member, except for such payments or claims as could not reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Borrower or any of its Subsidiaries is bound.

     Section 3.15. Security Documents.

     The Security Documents create in favor of the Collateral Agent or the Canadian Agent, as applicable, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, and the Security Documents constitute, or will upon the filing of financing statements or other requisite registrations and the obtaining of "control", in each case with respect to the relevant Collateral as required under the applicable Uniform Commercial Code or similar legislation of any jurisdiction including, without limitation, the PPSA and the Civil Code of Quebec, the creation of a fully perfected and opposable first priority Lien on, and security interest in, and hypothecation of, all right, title and interest of the Borrowers thereunder in such Collateral, in each case prior and superior in right to any other Person, except as permitted hereunder or under any other Loan Document.

     Section 3.16. Federal Reserve Regulations.

                 (a) Neither the Borrowers nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                 (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

     Section 3.17. Solvency.

     Each of the Borrowers is Solvent. No transfer of property is being made by any Borrower and no obligation is being incurred by any Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Borrower.

     Section 3.18. Inventory.


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     All  Inventory  of the Lead  Borrower and its  Subsidiaries  (other than an amount not to exceed one percent (1%) of the total Inventory at any time) shall be owned only by a Borrower or a Subsidiary which has complied with the provisions of Section 5.12 hereof.

                                   Article IV
                                   Conditions

     Section 4.01. Closing Date.

     This Agreement shall not become effective until the date on which each of the following conditions precedent have been satisfied or waived by the Administrative Agent:

                 (a) The Agents (or their counsel) shall have received from each party hereto either (i) a counterpart of this Agreement and all other Loan Documents (including, without limitation, the Notes and the Security Documents) signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and all other Loan Documents.

                 (b) The Agents shall have received a favorable written opinion (addressed to each Agent and the Lenders on the Closing Date and dated the Closing Date) of McGuireWoods LLP, counsel for the Domestic Borrowers substantially in the form of Exhibit C-1, and Davies Ward Phillips & Vineberg, counsel for the Canadian Borrower, substantially in the form of C-2, covering such matters relating to the Borrowers, the Loan Documents or the transactions contemplated thereby as the Required Lenders shall reasonably request. The Borrowers hereby request such counsel to deliver such opinions.

                 (c) The Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Borrowers, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Agents and their counsel.

                 (d) The Agents shall have received a certificate, reasonably satisfactory in form and substance to the Agents, (i) with respect to the solvency of (A) the Lead Borrower and its Subsidiaries on a consolidated basis, and (B) each Borrower, individually, as of the Closing Date, and (ii) certifying that, as of the Closing Date, the representations and warranties made by the Borrowers in the Loan Documents are true and complete in all material respects and that no event has occurred (or failed to occur) which is or which, solely with the giving of notice or passage of time(or both) would be a Default or an Event of Default.

                 (e) All necessary  consents and  approvals to the  transactions
contemplated   hereby  shall  have  been   obtained  and  shall  be   reasonably
satisfactory to the Agents.

                 (f) The Agents shall be reasonably satisfied that any financial statements delivered to them fairly present the business and financial condition of the Lead Borrower and its Subsidiaries, and that there has been no material adverse change in the assets, business, financial condition, income, or prospects of the Lead Borrower and its Subsidiaries since the date of the most recent financial information delivered to the Agents.

                 (g) There shall not have occurred any default, nor shall any event exist which is, or solely with the passage of time, the giving of notice or both, would be a default under any Material Indebtedness of any Borrower.

                 (h) The Collateral Agent and the Canadian Agent shall have received results of searches or other evidence reasonably satisfactory to the Collateral Agent or the Canadian Agent, as applicable (in each case dated as of a date reasonably satisfactory to the Collateral Agent or the Canadian Agent, as applicable) indicating the absence of Liens on the Borrowers' Inventory and proceeds thereof, including without limitation, receivables from credit card processors, except for Liens for which termination statements and releases reasonably satisfactory to the Collateral Agent or the Canadian Agent, as applicable, are being tendered concurrently with such extension of credit.

                 (i) The Collateral Agent and the Canadian Agent shall have received all documents and instruments, including Uniform Commercial Code and PPSA financing statements and certified statements issued by the Quebec Register of Personal and Movable Real Rights, required by law or reasonably requested by the Collateral Agent and the Canadian Agent to be filed, registered, published or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered, published or recorded to the satisfaction of the Collateral Agent and the Canadian Agent.

                 (j) The Collateral Agent and the Canadian Agent, as applicable, shall have received the DDA Notifications, the Blocked Account Agreements and Credit Card Agreements required to be delivered hereunder on or before the Closing Date.

                 (k) All fees due at or immediately after the Closing Date and all reasonable costs and expenses incurred by the Agents in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agents) shall have been paid in full.

                 (l) The Domestic Borrowers shall have paid to the Agents for the pro rata accounts of the Lenders a fee in the sum equal to 0.05% of each Lender's aggregate Commitment. Such fee shall be fully earned upon the execution hereof and shall not be subject to refund or rebate under any circumstances.

                 (m) The Borrowers shall have reimbursed the Agents for all expenses incurred by the Agents in connection therewith, including, without limitation, reasonable attorneys' fees.

                 (n) The consummation of the transactions contemplated hereby shall not (a) violate any Applicable Law, or (b) conflict with, or result in a default or event of default under, any material agreement of any Borrower.

                 (o) No material changes in governmental regulations or policies affecting the Borrowers, the Agents, the Arranger or any Lender involved in this transaction shall have occurred prior to the Closing Date which could, individually or in the aggregate, materially adversely effect the transaction contemplated by this Agreement.

                 (p) There shall be no Default or Event of Default on the Closing Date.

                 (q) The Collateral Agent and, in respect of the Canadian Borrower and its Subsidiaries, the Canadian Agent, shall have received, and be satisfied with, evidence of the Borrowers' insurance, together with such endorsements as are required by the Loan Documents.

                 (r) The Canadian Agent shall have received a payoff letter or evidence otherwise reasonably satisfactory in form and substance to the Agents from the Canadian Borrower's existing lenders confirming the termination of such credit facility upon receipt of payment of the amounts due, if any, thereunder. All obligations to such existing lenders, if any, shall be repaid with the proceeds of the initial Loans hereunder, and all Liens with respect to the foregoing financing arrangements on any of the Canadian Borrower's and its Subsidiaries' assets, if any, shall have been terminated (or provision therefor satisfactory to the Canadian Agent, made).

                 (s) There shall have been delivered to the Administrative Agent and/or the Canadian Agent such additional instruments and documents as the Agents or counsel to the Agents reasonably may require or request.

     The Administrative Agent shall notify the Borrowers and the Lenders of the Closing Date, and such notice shall be conclusive and binding.

     Section 4.02. Conditions Precedent to Each Loan and Each Letter of Credit.

     The obligation of the Lenders to make each Revolving Loan and of the Issuing Bank to issue each Letter of Credit, is subject to the following conditions precedent:

                 (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or issuance, as the case may be, as required by Article II.

                 (b) Representations and Warranties. All representations and warranties contained in this Agreement and any Borrowing Base Certificate shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.

                 (c) No Default. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, no Default or Event of Default shall have occurred and be continuing.

                 (d) Borrowing Base Certificate. The Administrative Agent shall have received the most recently required Borrowing Base Certificate, with each such Borrowing Base Certificate including schedules as required by this Agreement.

The request by the respective Borrowers for, and the acceptance by the respective Borrowers of, each extension of credit hereunder shall be deemed to be a representation and warranty by the respective Borrowers that the conditions specified in this Section 4.02(b) and (c) have been satisfied at that time and that after giving effect to such extension of credit the respective Borrowers shall continue to be in compliance with the Borrowing Base. The conditions set forth in this Section 4.02 are for the sole benefit of the Administrative Agent and each Lender and may be waived by the Administrative Agent in whole or in part without prejudice to the Administrative Agent or any Lender.

                                   Article V
                              Affirmative Covenants

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all L/C Disbursements shall have been reimbursed, each Borrower (provided that the Canadian Borrower covenants and agrees only for itself and its Subsidiaries and shall not be liable for any failure by any Domestic Borrower's failure to comply with any covenant on its part) covenants and agrees with the Agents and the Lenders that:

     Section 5.01. Financial Statements and Other Information

                 (a) The Borrowers will furnish to the Agents and the Lenders:

                         (i) within ninety (90) days after the end of each fiscal year of the Lead Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without a qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; and

                         (ii) within  forty-five (45) days after the end of each
                 fiscal quarter of the Lead Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows, as of the end of and for such fiscal quarter and the elapsed portion of the fiscal year, with comparative results to the same fiscal periods of the prior fiscal year, in each case as certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes, and

                         (iii) concurrently with any delivery of financial statements under clause (i) or (ii) above, a certificate of a Financial Officer of the Lead Borrower in the form of Schedule 5.01(a)(iii) (i) certifying, to the best knowledge of such Financial Officer, as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations with respect to the Consolidated EBITDA for such period, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Lead Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and

                         (iv) within forty-five (45) days subsequent to the commencement of each fiscal year of the Lead Borrower, a detailed consolidated budget by quarter for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget; and

                         (v) promptly after the same become publicly  available,
                 copies of all reports on Forms 10-K and 10-Q and proxy statements filed by the Lead Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be.

                 (b) The Borrowers will furnish to the Agents

                         (i) within ten (10) Business Days after the end of each
                 month, a certificate in the form of Exhibit D (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of the immediately preceding month, each such Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Lead Borrower, provided that in addition to the foregoing, within five (5) Business Days after the end of December of each year, the Lead Borrower shall furnish a preliminary Borrowing Base Certificate as of the close of business on the last day of December, provided, further however, if and so long as an Event of Default exists, at the option of the

                 Administrative Agent, such Borrowing Base Certificate (showing the Borrowing Base as of the close of business on the last day of the immediately preceding week) shall be furnished weekly on Wednesday of each week; and

                         (ii) the financial and collateral  reports described on
                 Schedule 5.01(b)(ii), at the times set forth in such Schedule; and

                         (iii) after the occurrence  and during the  continuance
                 of an Event of Default, promptly upon receipt thereof, copies of all reports submitted to the Lead Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Lead Borrower and its Subsidiaries made by such accountants, including any management letter submitted by such accountants to management in connection with their annual audit, but excluding any accountant "agreed upon procedures" report.

                         (iv) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Borrower, or compliance with the terms of any Loan Document, as the Agents or any Lender may reasonably request.

     Section 5.02. Notices of Material Events.

     The Borrowers will furnish to the Administrative Agent prompt written notice of the following:

                 (a) within three Business Days after a Financial Officer obtains knowledge thereof, the occurrence of any Default or Event of Default;

                 (b) within three Business Days after a Financial Officer obtains knowledge thereof, the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Borrower or any Subsidiary or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                 (c) within three Business Days after a Financial Officer obtains knowledge thereof, the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

                 (d) within three Business Days after a Financial Officer obtains knowledge thereof, any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

                 (e) any change in any the Lead Borrower's executive officers;

                 (f) within three Business Days after a Financial Officer obtains knowledge thereof, the filing of any Lien for unpaid taxes against any Borrower in an amount in excess of $2,000,000;

                 (g) the discharge by any Borrower of their present independent accountants or any withdrawal or resignation by such independent accountants; and

                 (h) within three Business Days after a Financial Officer obtains knowledge thereof, the occurrence of any early amortization event or event of default by the Lead Borrower or any of its Subsidiaries under any Permitted Securitization Transaction.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Lead Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto.

     Section 5.03. Information Regarding Collateral.

                 (a) The Lead Borrower will furnish to the Agents prompt written notice of any change of the following (except that with respect to the events described in clauses (i), (iii) and (iv), the Lead Borrower shall provide the Agents with at least ten (10) days prior written notice of the date that any such event shall occur): (i) in any Borrower's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Borrower's chief executive office or its principal place of business, (iii) in any Borrower's identity or corporate structure, (iv) in the Canadian Borrower's or any of its Subsidiaries' jurisdictions of operation including an change in any office or store in which it maintains books or records relating to Collateral owned by it or any office, store or facility at which Collateral owned by it is located (including the establishment of any such new office or facility) or location from which Accounts are invoiced or paid, provided that such information shall be required to be furnished only quarterly with the delivery of the financial statements required pursuant to Section 5.01 hereof except for notices of jurisdictions, provinces and locations in which the Canadian Borrower was not previously operating if the Agents' Lien would not be perfected therein without additional filings or registrations, or (v) in any Borrower's jurisdiction of incorporation, Federal Taxpayer Identification Number or organizational identification number assigned to it by its jurisdiction of organization. Notwithstanding the foregoing, if any Borrower's Federal Taxpayer Identification Number or organizational identification number assigned to it by its jurisdiction of organization is changed by the applicable Governmental Authority, Lead Borrower will furnish to the Agents prompt written notice of any such change not later than ten (10) days from the date such Borrower has been notified by such Governmental Authority of such change. The Lead Borrower also agrees promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed. In addition, the Lead Borrower will furnish to the Agents written notice at the end of each fiscal quarter of any change in any office or store in which it maintains books or records relating to

Collateral owned by it or any office, store or facility at which Collateral owned by it is located (including the establishment of any such new office or facility).

     (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a)(i), the Lead Borrower shall deliver to the Agents a certificate of a Financial Officer of the Lead Borrower setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent Perfection Certificate delivered pursuant to this Section.

     (c) Should any of the information on any of the Schedules hereto become misleading in any material respect as a result of changes after the Closing Date, the Lead Borrower shall advise the Administrative Agent in writing of such revisions or updates as may be necessary or appropriate to update or correct the same; provided however that no update to any such Schedule shall result in the modification or expansion of any permissible transactions set forth in Article 6 hereof from those in existence immediately prior to the delivery of such updated schedules.

     Section 5.04. Existence; Conduct of Business.

     Each Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things necessary to comply with its respective charter, certificate and articles of incorporation, articles of organization, and/or other organizational documents, as applicable; and by-laws and/or other instruments which deal with corporate governance, and to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prohibit any transaction permitted under Section 6.03 or Section 6.05 or prohibit any such Person from discontinuing any business or forfeiting any right, license, permit, privilege, franchise, patent, copyright, trademark or trade name it reasonably deems appropriate in the ordinary course of business.

     Section 5.05. Payment of Obligations.

     Each Borrower will, and will cause each of its Restricted Subsidiaries to, pay its Indebtedness and other obligations, including tax liabilities, before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation, and (iv) no Lien secures such obligation or (b) the failure to make payment could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Administrative Agent under
Section 2.03(b).


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     Section 5.06. Maintenance of Properties.

     Each Borrower will, and will cause each of its Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and with the exception of asset dispositions permitted hereunder.

     Section 5.07. Insurance.

                 (a) Each Borrower  will,  and will cause each of its Restricted
Subsidiaries to, (i) maintain insurance with financially sound and reputable insurers having a rating of at least A- or better by A.M. Best Rating Guide (or, to the extent consistent with prudent business practice, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including commercial general liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law, except where the failure to do so would not have a Material Adverse Effect; and (iii) furnish to the Administrative Agent, upon written request, information as to the insurance carried. The Administrative Agent acknowledges that the current insurers of the Borrowers are reasonably acceptable to the Administrative Agent.

                 (b) Commercial property insurance policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders' loss payable clause, in form and substance reasonably satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Borrowers under the policies with respect to the Collateral directly to the Collateral Agent or the Canadian Agent, as the case may be, and (ii) a provision to the effect that none of the Borrowers, the Administrative Agent, the Collateral Agent, the Canadian Agent or any other party shall be a coinsurer (it being understood that the inclusion of a deductible shall not be deemed to cause the Borrowers to be a co-insurer). Commercial general liability policies shall be endorsed to name the Collateral Agent or the Canadian Agent, as the case may be, as an additional insured. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent or the Canadian Agent, as the case may be (giving the Collateral Agent or the Canadian Agent, as the case may be, the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent or the Canadian Agent, as the case may be. The Domestic Borrowers shall deliver to the Collateral Agent and the Canadian Borrower shall deliver to the Canadian Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, evidence of a replacement policy or renewal of a policy previously delivered to the Collateral Agent or the Canadian Agent, as the case may be, together with evidence satisfactory to the Collateral Agent or the Canadian Agent, as the case may be, of payment of the premium therefor.

     Section 5.08. Casualty and Condemnation.

     Each Borrower will furnish to the Agents and the Lenders prompt written notice of any property or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding.

     Section 5.09. Books and Records; Inspection and Audit Rights; Appraisals; Accountants; Physical Inventories.

                 (a) Each Borrower will, and will cause each of its Restricted Subsidiaries (other than FNANB) to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Borrower will permit any representatives designated by any Agent, upon reasonable prior notice (unless an Event of Default then exists and is continuing), to visit and inspect its properties and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, provided that the business of the Borrowers shall not be unreasonably disrupted.

                 (b) Each Borrower will, and will cause each of its Restricted Subsidiaries (other than FNANB) to, from time to time upon the reasonable request of the Collateral Agent or the Canadian Agent, as the case may be, or the Required Lenders through the Administrative Agent or the Canadian Agent, as applicable, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers' practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals. Notwithstanding the foregoing, the Agents and the Borrowers acknowledge and agree that so long as no Default or Event of Default has occurred and is continuing (during the continuation of which the Borrowers shall pay the costs of all appraisals and commercial finance examinations undertaken by the Agents), the Borrowers shall only be obligated to reimburse the Agents for one (1) inventory appraisal and one (1) commercial finance examination during each fiscal year of the Borrowers, provided that nothing contained in this sentence shall limit the right of the Agents to undertake additional appraisals and commercial finance examinations at their expense if no Default or Event of Default then exists, and provided further that the Canadian Agent shall not undertake any appraisals or commercial finance examinations with respect to any Collateral owned by the Canadian Borrower unless an Event of Default has occurred and is continuing. Any appraisal of the Collateral shall be conducted using a methodology consistent with the methodology used in the immediately preceding appraisal unless otherwise agreed by the Administrative Agent and the Lead Borrower.

                 (c) The Borrowers shall, at all times, retain independent certified public accountants who are nationally recognized or are otherwise reasonably satisfactory to the Administrative Agent and shall instruct such accountants to cooperate with, and be available to, the Administrative Agent or its representatives to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.

                 (d) The Borrowers, at their own expense, shall cause not less than one (1) physical inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect conducted by such inventory takers as are reasonably satisfactory to the Collateral Agent or the Canadian Agent, as the case may be, and the Lead Borrower and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be reasonably satisfactory to the Collateral Agent or the Canadian Agent, as the case may be, and the Lead Borrower. The Collateral Agent or the Canadian Agent, as the case may be, at the expense of the Borrowers, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Borrower. The Lead Borrower, within seventy-five (75) days following the completion of such inventory, shall provide the Collateral Agent or the Canadian Agent, as the case may be, with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by any Borrower) and shall post such results to the Borrowers' stock ledger and, as applicable to the Borrowers' other financial books and records.

     Section 5.10. Compliance with Laws.

     Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 5.11. Use of Proceeds and Letters of Credit.

     The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only (a) to refinance Indebtedness due to the existing lenders, (b) to finance the acquisition of working capital assets of the Borrowers, including the purchase of inventory and equipment, in each case in the ordinary course of business, (c) to finance Capital Expenditures of the Borrowers, and (d) for general corporate purposes, including in connection with transactions not otherwise prohibited by this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

     Section 5.12. Future Subsidiaries.

     Upon the formation or acquisition, after the Closing Date, of any Restricted Subsidiary of any Borrower (which Restricted Subsidiary owns or has an interest in any Inventory or proceeds thereof) or upon the transfer after the Closing Date by any Borrower of any interest in any Inventory or the proceeds thereof to a Subsidiary of a Borrower (other than FNANB) or if a Subsidiary acquires any Inventory after the Closing Date, such Subsidiary shall, at the request of the Administrative Agent, execute and deliver a joinder to this Agreement and the other Loan Documents as an additional "borrower" or a Guaranty of the Obligations and the Other Liabilities and a security agreement granting a Lien in such of its assets of the same nature and type as constitute Collateral, all such documents to be in form and substance satisfactory to the Agents. Nothing contained in this Section shall permit any Borrower to form or acquire any Subsidiary which is otherwise prohibited by this Agreement.

     Section 5.13. Further Assurances.

     Each Borrower and its Subsidiaries will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrowers. The Borrowers also agree to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

                                   Article VI
                               Negative Covenants

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all L/C Disbursements shall have been reimbursed, each Borrower (provided that the Canadian Borrower covenants and agrees only for itself and its Subsidiaries and shall not be liable for any failure by any Domestic Borrower's failure to comply with any covenant on its part) covenants and agrees with the Agents and the Lenders that:

     Section 6.01. Indebtedness and Other Obligations.

     The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries (other than FNANB) to, create, incur, assume or permit to exist any Indebtedness, except:

                 (a) Indebtedness created under the Loan Documents;

                 (b) Indebtedness set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

                 (c) Indebtedness of any Borrower to any other Borrower otherwise permitted hereunder;

                 (d) Indebtedness of any Borrower or Restricted Subsidiary to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, Synthetic Leases, any such Indebtedness assumed in connection with the acquisition of any such assets or assumed in connection with any other acquisition permitted under Section 6.04 or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed $150,000,000 at any time outstanding;

                 (e) Indebtedness under Hedging Agreements with any Lender or an Affiliate of a Lender;

                 (f) Indebtedness arising from any sale and leaseback of Real Estate;

                 (g) Indebtedness in connection with Permitted Securitization Transactions; and

                 (h) other unsecured Indebtedness in an aggregate principal amount not exceeding $300,000,000 at any time outstanding, provided that if any such Indebtedness exceeds $25,000,000 in the aggregate at any time outstanding, the terms of such Indebtedness in excess of such amount shall be reasonably acceptable to the Administrative Agent.

     Section 6.02. Liens.

     The Borrowers will not create, incur, or assume any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                 (a) Liens created under the Loan Documents;

                 (b) Permitted Encumbrances;

                 (c) any Lien on any property or asset of any Borrower set forth in Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of any Borrower and (ii) such Lien shall secure only those obligations that it secures as of the Closing Date, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

     (d) Liens on fixed or capital assets acquired by any Borrower, provided that (i) such Liens secure Indebtedness permitted by Section 6.01(d), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Borrowers;

     (e) Liens on Real  Estate  to secure  Indebtedness  permitted  pursuant  to
Section 6.01(d) hereof; and

     (f) Other Liens on assets (other than Inventory, Accounts and the proceeds thereof) or tax Liens securing obligations not exceeding $5,000,000 at any time outstanding.

After any Borrower obtains knowledge of an Lien which has been involuntarily attached to its assets or properties, the Borrowers shall use their best efforts to, and shall promptly seek, to cause the release or termination thereof.

     Section 6.03. Fundamental Changes.

                 (a) The Borrowers and their respective Restricted Subsidiaries will not merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing, (i) any Subsidiary may merge into a Borrower in a transaction in which a Borrower is the surviving corporation, (ii) the Lead Borrower may merge with any other Person as long as the Lead Borrower is the surviving corporation, (iii) any Subsidiary that is not a Borrower may merge into any other Subsidiary that is not a Borrower, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04, (iv) FNANB may be liquidated and dissolved, and
(v) the Borrowers and their Restricted Subsidiaries may consummate through mergers or consolidations any acquisition permitted under Section 6.04(e) or (f) or any disposition of assets permitted under Section 6.05.

                 (b) The Borrowers and their respective Restricted Subsidiaries will not engage to any material extent in any business other than businesses of the type conducted by the Borrowers and their Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related, ancillary or complementary thereto. Without limiting the foregoing, none of InterTan, Inc., Ventoux International, Inc. and Tourmarlet, Corp. shall own any assets of the type which would otherwise constitute Collateral, unless compliance is first made with the provisions of Section 5.12 hereof.


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     Section 6.04. Investments, Loans, Advances, Guarantees and Acquisitions.

     The Borrowers and their respective Restricted Subsidiaries will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (each of the foregoing, an "Investment"), except for:

                 (a) Permitted Investments;

                 (b) Investments  existing on the Closing Date, and set forth on
Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

                 (c) Loans, advances or capital contributions by any Borrower to any other Borrower;

                 (d) Loans, advances or capital contributions under the Securitization Revolver or otherwise made in connection with a Permitted
Securitization Transaction or in accordance with any existing obligations or agreements as of the Closing Date;

                 (e) Permitted Acquisitions and the LEI Acquisition;

                 (f) Investments consisting of the purchase or other acquisition (in one transaction or a series of transactions) of any assets or capital stock of any other Person constituting a business unit, the aggregate consideration for which purchase or acquisition does not exceed $5,000,000 for any single acquisition or $25,000,000 in the aggregate for all such acquisitions after the Closing Date, provided that no Default or Event of Default then exists or would arise therefrom;

                 (g) Investments in joint ventures in an amount not to exceed $25,000,000 at any time outstanding;

                 (h) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                 (i) Purchases, redemptions or acquisitions of capital stock involving a Restricted Payment permitted pursuant to Section 6.06;

                 (j) loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business; and


                                       89


                 (k) Other Investments (excluding Investments consisting of the purchase or other acquisition (in one transaction or a series of transactions) any assets or capital stock of any other Person constituting a business unit) not to exceed $50,000,000 in the aggregate during any fiscal year.

     Section 6.05. Asset Sales.

                 (a) The Borrowers and their respective Restricted Subsidiaries (other than FNANB) will not sell, transfer, lease or otherwise dispose of any asset, including any capital stock (other than capital stock of the Lead Borrower), nor will the Borrowers (other than the Lead Borrower) issue any additional shares of its capital stock or other ownership interest in such Borrower, except:

                         (i) (A)  sales of  Inventory  and  other  assets in the
                 ordinary course of business; and

                         (ii) sales, transfers and dispositions among the Borrowers and their respective Subsidiaries (excluding, however, any sales, transfers and dispositions of Inventory or proceeds thereof, from any Borrower except to another Borrower), provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Borrower shall be made in compliance with Section 6.07; and

                         (iii) sales and disposition of Subsidiaries of the Lead
                 Borrower which are not Subsidiary Borrowers, provided that no Default or Event of Default then exists or would arise therefrom; and

                         (iv) sales and  transfers  made  pursuant in connection
                 with Permitted Securitization Transactions; and

                         (v) other sales,  transfers,  or dispositions of assets
                 not in the ordinary course of business in connection with any store closings provided that (x) no Default or Event of Default then exists or would arise therefrom, and (y) no such sale, transfer or disposition shall be made if, after giving effect thereto, the aggregate number of remaining stores (including new or relocated stores) of the Borrowers operating in the ordinary course of business would be less than seventy-five percent (75%) of the number of stores of the Borrowers in existence as of the Closing Date, and (z) if Capped Availability immediately prior, or after giving effect, to such sale would be less than $100,000,000, the purchase price for any Inventory and Accounts so sold, transferred or disposed of shall be at least equal to the amounts available to be advanced thereon under the Borrowing Base; and

                         (vi) other sales,  transfers, or dispositions of assets
                 not constituting Collateral, provided that (x) no Default or Event of Default then exists or would


                                       90


                 arise therefrom, and (y) such sales, transfers or dispositions shall not exceed $50,000,000 in the aggregate in any fiscal year of the Borrowers.

provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause
(ii)) shall be made at arm's length and for fair value and with respect to Inventory and Accounts, solely for cash consideration (which term shall include credit card sales).

     Section 6.06. Restricted Payments; Certain Payments of Indebtedness.

                 (a) The Borrowers will not, and will not permit any Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Default or Event of Default exists or would arise therefrom (i) the Borrowers may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Restricted Subsidiaries of the Borrowers may declare and pay cash dividends with respect to their capital stock, (iii) the Borrowers may make Restricted Payments in an amount not to exceed $75,000,000 in any fiscal year, and (iv) the Borrowers may make other Restricted Payments as long as, after giving effect thereto, Capped Availability is at least $100,000,000.

                 (b) The Borrowers will not at any time, and will not permit any of their Restricted Subsidiaries to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

                         (i)  payment  of  regularly   scheduled   interest  and
                 principal   payments   as  and  when  due  in  respect  of  any
                 Indebtedness permitted under Section 6.01; and

                         (ii)  refinancings of Indebtedness  described in clause
                 (i), above, to the extent permitted by Section 6.01; and

                         (iii) other payments in respect of Indebtedness  not to
                 exceed $15,000,000 in the aggregate in any fiscal year of the Borrowers, provided that no Default or Event of Default then exists or would arise therefrom.

     Section 6.07. Transactions with Affiliates.

     The Borrowers will not at any time sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (other than FNANB or any Special Purpose Entity), except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrowers than could be obtained on an arm's-


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length basis from unrelated third parties, (b) transactions between or among the
Borrowers not involving any other Affiliate, which would not otherwise violate the provisions of the Loan Documents, and (c) transactions otherwise permitted hereunder.

     Section 6.08. Amendment of Material Documents.

     The Borrowers will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents, in each case to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders.

     Section 6.09. Fiscal Year.

     The Borrowers shall not change their fiscal year without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.

                                  Article VII
                                Events of Default

     Section 7.01. Events of Default.

     If any of the following events ("Events of Default") shall occur:

                 (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                 (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, within five (5) Business Days when the same shall become due and payable;

                 (c) any representation or warranty made or deemed made by or on behalf of any Borrower in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

                 (d) the Borrowers shall fail to observe or perform any covenant, condition or agreement contained:

                         (i)  in  Section  2.23(f),   Section  2.23(i),  Section
                 2.23(j),  Section  5.02(a),  Section  5.07,  Section  5.09,  or
                 Section 5.11 or in Article VI; and

                         (ii) in  Section  5.01(b)(i),  and such  failure  shall
                 continue unremedied for a period of 5 days after notice thereof from the Administrative Agent to the Lead Borrower;

                 (e) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b), (c), or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Lead Borrower (which notice will be given at the request of any Lender);

                 (f) any Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein) and the holder of such Material Indebtedness shall have accelerated the time for, or demanded, payment thereof;

                 (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (other than on account of the sale of assets otherwise permitted under this Agreement which secure such Material Indebtedness);

                 (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or its debts, or of a substantial part of its assets, under the Bankruptcy Code or any other insolvency, receivership, liquidation, winding up or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, interim receiver, receiver-manager, monitor, liquidator, conservator or similar official for any Borrower or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered and continues unstayed and in effect for 30 days;

                 (i) any Borrower shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under the Bankruptcy Code or any other insolvency, receivership, liquidation, winding up or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, interim receiver, receiver-manager, monitor, liquidator, conservator or similar official for any Borrower or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                 (j) any Borrower shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

                 (k) one or more uninsured judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against any Borrower or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Borrower to enforce any such judgment;

                 (l) (i) any challenge in any legal proceeding by or on behalf of any Borrower to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

                     (ii) any challenge in any legal proceeding by or on behalf of any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto, in each case, as to which an order or judgment has been entered adverse to the Agents and the Lenders.

                     (iii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Borrower not to be, a valid, perfected and opposable Lien on any Collateral, with the priority required by the applicable Security Document, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

                 (m) a Change in Control shall occur;

                 (n) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrowers in an aggregate amount exceeding $50,000,000;

                 (o) the occurrence of any uninsured loss to any material portion of the Collateral;

                 (p) the indictment of, or institution of any legal process or proceeding against, any Borrower, under any federal, state, provincial, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any material property of any Borrower and/or the imposition of any stay or other order, the effect of which could reasonably be to restrain in any material way the conduct by the Borrowers, taken as a whole, of their business in the ordinary course, and in each case where such indictment or institution of legal process could reasonably be expected to have a Material Adverse Effect;

                 (q) except as otherwise permitted hereunder, the determination by any Borrower, whether by vote of such Borrower's board of directors or otherwise to: suspend the operation of such Borrower's business in the ordinary course, liquidate all or a substantial portion of such Borrower's assets or store locations, or employ an agent or other third party to conduct any so-called store closing, store liquidation or "Going-Out-Of-Business" sales relating to all or a substantial portion of such Borrower's assets or store locations;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Lead Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and (iii) require the Borrowers to furnish cash collateral in an amount equal to 103% of the Letter of Credit Outstandings, and in case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

     Without limiting the foregoing, in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Canadian Agent may, and at the request of the Required Lenders shall, by notice to the Canadian Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Canadian Commitments, and thereupon the Canadian Commitments shall terminate immediately, and (ii) declare the Canadian Liabilities then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Canadian Liabilities so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Canadian Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and (iii) require the Canadian Borrower to furnish cash collateral in an amount equal to 103% of the Letter of Credit Outstandings of the Canadian Borrower, and in case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Canadian Commitments shall automatically terminate and the principal of the Canadian Liabilities then outstanding, together with accrued interest thereon and all fees and other obligations of the Canadian Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

     Section 7.02. When Continuing.

     For all purposes under this Agreement, each Default and Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected, or (b) is waived in writing by the Lenders in accordance with Section 9.02.

     Section 7.03. Remedies on Default

     In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Loans shall have been accelerated pursuant hereto, the Administrative Agent may proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agents or the Lenders. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law and the Canadian Agent may proceed to protect and enforce its rights and remedies under this Agreement, the Notes from the Canadian Borrower or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Canadian Liabilities are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Canadian Agent or the Lenders to whom any Canadian Liabilities are owing.

     Section 7.04. Application of Proceeds

     After the earlier of (a) the occurrence of an Event of Default and acceleration of the Obligations, or (b) the occurrence of an Event of Default under Section 7.01(h), Section 7.01(i) or Section 7.01(q) hereof, all proceeds realized from any Borrower or on account of any

Collateral shall be applied in the manner set forth in Section 6.03 of the Security Agreement. All amounts required to be applied to Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Lender's Domestic Commitment Percentage or Canadian Commitment Percentage, as applicable.

                                  Article VIII
                                   The Agents

     Section 8.01. Administration by Administrative Agent.

                 (a) Each Lender, the Collateral Agent and the Issuing Bank hereby irrevocably designate FRG as Administrative Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

                 (b) Each Lender, the Issuing Bank and each Secured Party that is owed any Canadian Liabilities hereby irrevocably designate Bank of America, N.A. [acting through its Canada branch] as the Canadian Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents with respect to the Canadian Borrower shall be by the Canadian Agent. The Lenders, the Issuing Bank and each Secured Party that is owed any Canadian Liabilities each hereby irrevocably authorizes the Canadian Agent (i) to enter into the Loan Documents to which it is a party and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Canadian Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any such Secured Party, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Canadian Agent.

     Section 8.02. The Collateral Agent.

                 (a) Each Lender, the Administrative Agent and the Issuing Bank hereby irrevocably (i) designate FRG as Collateral Agent under this Agreement and the other Loan

Documents, (ii) authorize the Collateral Agent to enter into the Collateral Documents and the other Loan Documents to which it is a party and to perform its duties and obligations thereunder, together with all powers reasonably incidental thereto, and (iii) agree and consent to all of the provisions of the Security Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the other Secured Parties. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Section 2.20, Section 2.24 or Section 7.04, as applicable. The Collateral Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Collateral Agent.

                 (b) Each Lender, the Issuing Bank and each Secured Party that is owed any Canadian Liabilities hereby irrevocably designate Bank of America, N.A. [acting through its Canada branch] as the Canadian Agent under this Agreement and the other Loan Documents with respect to the Collateral hypothecated and granted as security by the Canadian Borrower. The Lenders, the Issuing Bank and each Secured Party that is owed any Canadian Liabilities each hereby irrevocably authorizes the Canadian Agent (i) to enter into the Security Documents to which it is a party and to perform its duties and obligations thereunder, together with all powers reasonably incidental thereto, and (ii) agree and consent to all of the provisions of the Security Documents. All Collateral from the Canadian Borrower shall be held or administered by the Canadian Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the other Secured Parties who are owed any Canadian Liabilities. Any proceeds received by the Canadian Agent from the foreclosure, sale, lease or other disposition of any of the Collateral from the Canadian Borrower and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents from the Canadian Borrower shall be applied as provided in
Section 2.20, Section 2.24 or Section 7.04, as applicable. The Canadian Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Canadian Agent.

                 (c) Without limiting the generality of the foregoing, for the purposes of creating a solidarite active in accordance with article 1541 of the Civil Code of Quebec between each Secured Party that is owed any Canadian Liabilities, taken individually, on the one hand, and the Canadian Agent, on the other hand, each of the Canadian Borrower and each such Secured Party acknowledge and agree with the Canadian Agent that such Secured Party and the Agent are hereby conferred the legal status of solidary creditors of the Canadian Borrower in respect of all Obligations and Canadian Liabilities, present and future, owed by the Canadian Borrower to each such Secured Party and the Canadian Agent (collectively, for the purposes of this paragraph, the "solidary claim"). Accordingly, but subject (for the avoidance of doubt) to


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article 1542 of the Civil Code of Quebec,  the Canadian  Borrower is irrevocably bound towards the Canadian Agent and each such Secured Party in respect of the entire solidary claim of the Canadian Agent and such Secured Party. As a result of the foregoing, the Canadian Borrower confirms and agrees that subject to subparagraph (b) above, the rights of the Canadian Agent and each of its Secured Parties who are owed Canadian Liabilities from time to time a party to this Agreement by way of assignment or otherwise are solidary and as regards the Obligations and the Canadian Liabilities owing from time to time to each such Secured Party, each of the Canadian Agent and such Secured Party is entitled, when permitted pursuant to Section 7.02 to: (i) demand payment of all outstanding amounts from time to time in respect of the Canadian Liabilities;
(ii) exact the whole performance of such Canadian Liabilities from the Canadian Borrower; (iii) benefit from the Canadian Agent's Liens and the Collateral in respect of such Canadian Liabilities; (iv) give a full acquittance of such Canadian Liabilities (each Secured Party that is owed Canadian Liabilities hereby agreeing to be bound by any such acquittance); and (v) exercise all rights and recourses under the Loan Documents with respect to those Canadian Liabilities. The Canadian Liabilities of the Canadian Borrower will be secured by the Canadian Agent's Liens and the Collateral and the Canadian Agent and the Secured Parties who are owed Canadian Liabilities will have a solidary interest therein.

     Section 8.03. Sharing of Excess Payments.

     Each of the Lenders, the Agents and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrowers, including, but not limited to, a secured claim under
Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, any Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of the Obligations owed it (an "excess payment") as a result of which such Lender, such Agent or the Issuing Bank has received payment of any Loans or other Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 7.04, then such Lender, Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, such Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in Section 7.04 pro rata in proportion to its Commitment Percentages, Domestic Commitment Percentages, or Canadian Commitment Percentages, as applicable; provided, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest). The Borrowers expressly consent to the foregoing arrangements and agree that any Lender, any Agent or the Issuing Bank holding (or deemed to be holding) a participation in any Loan or other Obligation may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower


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to such Lender, such Agent or the Issuing Bank as fully as if such Lender, Agent or the Issuing Bank held a Note and was the original obligee thereon, in the amount of such participation.

     Section 8.04. Agreement of Required Lenders.

                 (a) Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders, and (ii) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Supermajority Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Supermajority Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02.

                 (b) Upon the occurrence of an Event of Default, the Agents shall (subject to the provisions of Section 9.02) take such action with respect thereto as may be reasonably directed by the Required Lenders; provided that unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action as they shall deem advisable in the best interests of the Lenders. In no event shall the Agents be required to comply with any such directions to the extent that the Agents believe that the Agents' compliance with such directions would be unlawful.

     Section 8.05. Liability of Agents.

                 (a) Each of the Agents, when acting on behalf of the Lenders and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and none of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent's own gross negligence or willful misconduct. The Agents and their respective directors, officers, agents and employees shall in no event be liable to the Lenders or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders, or Required Supermajority Lenders, as applicable, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, none of the Agents, nor any of their respective directors, officers, employees, or agents (A) shall be responsible to any Lender or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, opposability or enforceability of, or for any recital, statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or (B) shall be required to ascertain or to make any inquiry concerning the performance or observance by any Borrower of any of the terms, conditions, covenants, or


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agreements  of this  Agreement  or any of the Loan  Documents,  or (C)  shall be responsible to any Lender or the Issuing Bank for the state or condition of any properties of the Borrowers or any other obligor hereunder constituting Collateral for the Obligations of the Borrowers hereunder or with respect to the Other Liabilities, or any information contained in the books or records of the Borrowers; or (D) shall be responsible to any Lender or the Issuing Bank for the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (E) shall be responsible to any Lender or the Issuing Bank for the validity, priority, opposability or perfection of any Lien securing or purporting to secure the Obligations or the Other Liabilities or the value or sufficiency of any of the Collateral.

                 (b) The Agents may execute any of their duties under this Agreement or any other Loan Document by or through any of their Affiliates, branches or their agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.

                 (c) None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrowers on account of the failure or delay in performance or breach by any Lender (other than by the Agent in its capacity as a Lender) or the Issuing Bank of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith.

                 (d) The Agents shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrowers), independent accountants and other experts selected by the Agents. The Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice or concurrence of the Required Lenders as they deem appropriate or they shall first be indemnified to their satisfaction by the Lenders against any and all liability and expense which may be incurred by them by reason of the taking or failing to take any such action.

     Section 8.06. Notice of Default.

     The Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agents have actual knowledge of the same or have received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agents obtain such actual knowledge or receives such a notice, the Agents shall give prompt notice thereof to each of the Lenders. The Agents shall take such action with respect to such

Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as they shall deem advisable in the best interest of the Lenders.

     Section 8.07. Lenders' Credit Decisions.

     Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender, and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrowers and has made its own decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

     Section 8.08. Reimbursement and Indemnification.

     Each Lender agrees (i) to reimburse (x) each Agent for such Lender's Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrowers and (y) each Agent for such Lender's Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders or the Issuing Bank that the Borrowers have agreed to reimburse pursuant to Section 9.03 and has failed to so reimburse and (ii) to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the Borrowers (except such as shall result from their respective gross negligence or willful misconduct). The provisions of this Section 8.08 shall survive the repayment of the Obligations and the Other Liabilities and the termination of the Commitments.

     Section 8.09. Rights of Agents.

     It is understood and agreed that FRG and Bank of America, N.A. [acting through its Canada branch] shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrowers, as though it were not the Administrative Agent, the Collateral Agent, or the Canadian Agent, respectively, of the Lenders under this Agreement. Without limiting the foregoing, the Agents and their Affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrowers and their Subsidiaries and Affiliates as if it were not the Agent hereunder.

     Section 8.10. Notice of Transfer.

     The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.05(b).

     Section 8.11. Successor Agent

     Any Agent may resign at any time by giving fifteen (15) Business Days' written notice thereof to the Lenders, the Issuing Bank, the other Agents and the Lead Borrower. Upon any such resignation of any Agent, the Required Lenders shall have the right to appoint a successor Agent, which so long as there is no Default or Event of Default shall be reasonably satisfactory to the Lead Borrower (whose consent shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agents and the Issuing Bank, appoint a successor Agent which shall be (i) with respect to the Administrative Agent or the Collateral Agent, a commercial bank (or Affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $100,000,000, (ii) with respect to the Canadian Agent, a commercial bank or institutional lender (or branch or Affiliate thereof) resident in Canada (for purposes of the Income Tax Act (Canada) or otherwise not subject to withholding taxes on any interest paid by a resident of Canada) and having a combined capital and surplus of at least $100,000,000 or (iii) in either case, a Person capable of complying with all of the duties of such Agent (and the Issuing
Bank), hereunder (in the opinion of the retiring Agent and as certified to the Lenders in writing by such successor Agent) which, in the case of (i), (ii) or
(iii) above, so long as there is no Default or Event of Default shall be reasonably satisfactory to the Lead Borrower (whose consent shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

     Section 8.12. Reports and Financial Statements.

     Promptly after receipt thereof from the Borrowers, the Administrative Agent shall remit to each Lender and the Collateral Agent copies of all financial statements required to be delivered by the Borrowers hereunder and all commercial finance examinations and appraisals of the Collateral received by the Administrative Agent.

     Section 8.13. Delinquent Lender.

     If for any reason any Lender shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent or the Canadian Agent its pro rata share of any Revolving Loans, expenses or setoff or purchase its pro rata share of a participation interest in the Swingline Loans (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Administrative Agent or the Canadian Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agents, other Lenders, the Borrowers or any other party at law or in equity, and not at limitation thereof,
(i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and
(ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in
Section 2.12 hereof from the date when originally due until the date upon which any such amounts are actually paid.

     The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Delinquent Lender's Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify the

Agents and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by any Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.

     Section 8.14. Syndication Agents, Documentation Agents, and Arranger.

     Notwithstanding the provisions of this Agreement or any of the other Loan Documents, the Syndication Agents, the Documentation Agents, and, except as provided in the commitment letter for this transaction, the Arranger shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

                                   Article IX
                                  Miscellaneous

     Section 9.01. Notices.

     Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                 (a) if to any Borrower, to it at Circuit City Stores, Inc., 9954 Mayland Drive, Richmond, Virginia 23233, Attention: Philip J. Dunn, Senior Vice President, Treasurer, and Controller, (Telecopy No. (804) 527-4113), with a copy to McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23321, Attention: J. Christopher Wiltshire, Esquire (Telecopy No. (804) 775-1061);

                 (b) if to the Administrative Agent or the Collateral Agent, or the Swingline Lender of Swingline Loans to the Domestic Borrowers, to Fleet Retail Finance Inc., 40 Broad Street, Boston, Massachusetts 02109, Attention:
Kathleen Dimock (Telecopy No. (617) 434-6685), with a copy to Riemer & Braunstein LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention:
David S. Berman, Esquire (Telecopy No. (617) 880-3456);

                 (c) if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or on any Assignment and Acceptance for such Lender;

                 (d) if to the Canadian Agent, or the Swingline Lender of Swingline Loans to the Canadian Borrower, to the attention of the Administrative Agent.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 9.02. Waivers; Amendments.

                 (a) No failure or delay by the Agents, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                 (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agents and the Borrowers that are parties thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Total Commitments without the written consent of each Lender or increase the Commitment, Domestic Commitment or Canadian Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Commitments or the Maturity Date (except as provided in Section 2.10 hereof), without the written consent of each Lender affected thereby, (iv) change Section 2.20, Section 2.23, or Section
2.24 or Section 6.03 of the Security Agreement, without the written consent of each Lender, (v) change any of the provisions of this Section 9.02 or the definition of the term "Required Lenders" or "Required Supermajority Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release any Borrower from its obligations under any Loan Document, or limit its liability in respect of such Loan Document, without the written consent of each Lender, (vii) except for sales described in Section 6.05, release any material portion of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, provided however that the release of a material portion of the Collateral granted by the Canadian Borrower shall require the consent of


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all of the Lenders having Canadian  Commitments  (viii) change the definition of the term "Borrowing Base" or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, without the written consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves, (ix) modify the definition of Permitted Overadvance so as to increase the amount thereof or, except as provided in such definition, the time period for a Permitted Overadvance, without the written consent of each Lender, (x) subordinate the Obligations hereunder, the Other Liabilities, or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the prior written consent of each Lender, (xi) change the definition of the term "Canadian Availability" or any component definition thereof if as a result thereof the amounts available to be borrowed by the Canadian Borrower would be increased, without the consent of each Lender, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agents or the Issuing Bank without the prior written consent of the Agents or the Issuing Bank, as the case may be.

                 (c) Notwithstanding anything to the contrary contained herein, no modification, amendment or waiver which changes the definition of "Cash Dominion Event" or increases the maximum amount of the Swingline Loans to the Domestic Borrowers to an amount in excess of $60,000,000 or increases the maximum amount of the Swingline Loans to the Canadian Borrower to an amount in excess of $20,000,000 (or, in each case, such greater amount to which such limit has been previously increased in accordance with the provisions of this Section 9.02(c)) shall be made without the written consent of the Required Supermajority Lenders.

                 (d) Notwithstanding  anything to the contrary contained in this
Section 9.02, in the event that the Borrowers request that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the consent of the Lenders pursuant to Section 9.02(b) or Section 9.02(c) and such amendment is approved by the Required Lenders, but not by the requisite percentage of the Lenders, the Borrowers, and the Required Lenders shall be permitted, within ninety (90) days thereafter, to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrowers (such Lender or Lenders, collectively the "Minority Lenders") to provide for (w) the termination of the Commitment, Domestic Commitment and Canadian Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other financial institutions, or an increase in the Commitment, Domestic Commitment and Canadian Commitment of one or more of the Required Lenders, so that the aggregate Commitments, Domestic Commitments and Canadian Commitments, after giving effect to such amendment shall be in the same amount as the aggregate Commitments, Domestic Commitments and Canadian Commitments immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans (including principal, interest, and fees) of the Minority Lenders


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immediately   before  giving  effect  to  such  amendment  and  (z)  such  other modifications to this Agreement or the Loan Documents as may be appropriate and incidental to the foregoing.

                 (e) No notice to or demand on any Borrower shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrowers unless signed by the Borrowers.

     Section 9.03. Expenses; Indemnity; Damage Waiver.

                 (a) The Borrowers shall jointly and severally pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, outside consultants for the Agents, appraisers, and for commercial finance examinations, in connection with the arrangement of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) subject to the limitations set forth in Section 5.09(b), all reasonable out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsel and any outside consultants for the Agents, the Issuing Bank or any Lender, for appraisers, commercial finance examinations, and environmental site assessments, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Lenders who are not the Agents or the Issuing Bank shall be entitled to reimbursement for no more than one counsel representing all such Lenders.

                 (b) The Borrowers shall, jointly and severally, indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the


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proceeds therefrom  (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence, bad faith, or breach of the contractual obligations of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates), or with respect to a claim by one Indemnified Person against another Indemnified Person.

                 (c) To the extent that any Borrower fails to pay any amount required to be paid by it to the Agents or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agents or the Issuing Bank, as the case may be, such Lender's Commitment Percentage of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents or the Issuing Bank.

                 (d) To the extent permitted by Applicable Law, no Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, any Loan or Letter of Credit or the use of the proceeds thereof.

                 (e) Notwithstanding anything to the contrary in paragraphs (a) or (b) of this Section, the Canadian Borrower's obligation to pay and indemnify shall be limited to matters, fees, expenses charges and disbursement, or losses, claims, damages and liabilities which the Administrative Agent or the Canadian Agent determines in their reasonable judgment to be properly attributable or allocable to the Canadian Borrower.

                 (f) All amounts due under this Section shall be payable promptly after written demand therefor.

     Section 9.04. Designation of Lead Borrower as Borrowers' Agent.

                 (a) Each Domestic Borrower hereby irrevocably designates and appoints the Lead Borrower as that Domestic Borrower's agent to obtain Loans and Letters of Credit hereunder, the proceeds of which shall be available to each Domestic Borrower for those uses as


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those set forth herein. As the disclosed  principal for its agent, each Domestic
Borrower shall be obligated to the Agents and each Lender on account of Loans so made and Letters of Credit so issued hereunder as if made directly by the Lenders to that Domestic Borrower, notwithstanding the manner by which such Loans and Letters of Credit are recorded on the books and records of the Lead Borrower and of any Domestic Borrower.

                 (b) Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes, guarantees, and agrees to discharge all Obligations and Other Liabilities and the Canadian Liabilities of all other Borrowers as if the Borrower so assuming and guarantying were each other
Borrower, provided that the Canadian Borrower shall be liable only for the Canadian Liabilities.

                 (c) The Lead Borrower shall act as a conduit for each Domestic Borrower (including itself, as a "Domestic Borrower") on whose behalf the Lead Borrower has requested a Loan.

                         (i) The Lead  Borrower  shall cause the transfer of the
                 proceeds of each Loan to the (those) Domestic Borrower(s) on whose behalf such Loan was obtained. Neither the Agents nor any Lender shall have any obligation to see to the application of such proceeds.

                         (ii) If,  for any  reason,  and at any time  during the
                 term of this Agreement,

                               (A) any  Domestic  Borrower,  including  the Lead
                         Borrower, as agent for the Domestic Borrowers, shall be unable to, or prohibited from carrying out the terms and conditions of this Agreement (as determined by the Administrative Agent in its reasonable judgment); or

                               (B) the  Administrative  Agent, in its reasonable
                         judgment, deems it inexpedient to continue making Loans and cause Letters of Credit to be issued to or for the account of any particular Domestic Borrower, or to channel such Loans and Letters of Credit through the Lead Borrower, then the Lenders may make Loans directly to, and cause the issuance of Letters of Credit directly for the account of such of the Domestic Borrowers as the Administrative Agent determines to be expedient, which Loans may be made without regard to the procedures otherwise included in this Section 9.04.

                 (d) In the event that the Administrative Agent determines under Section Section 9.04(c)(ii) to forgo the procedures included herein pursuant to which Loans and Letters of Credit are to be channeled through the Lead Borrower, then the Administrative Agent may designate one or more of the Domestic Borrowers to fulfill the financial and other reporting requirements otherwise imposed herein upon the Lead Borrower.

                 (e) Each of the Borrowers shall remain jointly and severally liable to the Agents and the Lenders for the payment and performance of all Obligations and all Other Liabilities (which payment and performance shall continue to be secured by all Collateral granted by each of the Borrowers) notwithstanding any determination by the Administrative Agent under Section 9.04(c)(ii) to cease making Loans or causing Letters of Credit to be issued to or for the benefit of any Borrower, provided that the Canadian Borrower shall be liable only for the Canadian Liabilities and the Collateral granted by the Canadian Borrower shall secure only the Canadian Liabilities.

                 (f) The authority of the Lead Borrower to request Loans on behalf of, and to bind, the Domestic Borrowers, shall continue unless and until the Administrative Agent acts as provided in subparagraph (c), above, or the Administrative Agent actually receives

                         (i) written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Lead Borrower, which notice is signed by the respective Presidents of each Domestic Borrower (other than the President of the Lead Borrower being replaced) then eligible for borrowing under this Agreement; and

                         (ii) written notice from such  successive Lead Borrower
                 (i) accepting such appointment; (ii) acknowledging that such removal and appointment has been effected by the respective Presidents of such Domestic Borrowers eligible for borrowing under this Agreement; and (iii) acknowledging that from and after the date of such appointment, the newly appointed Lead Borrower shall be bound by the terms hereof, and that as used herein, the term "Lead Borrower" shall mean and include the newly appointed Lead Borrower.

     Section 9.05. Successors and Assigns.

                 (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate or branch of the Issuing Bank that issues any Letter of Credit), except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate or branch of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                 (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, Domestic Commitment or Canadian Commitment and the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate or branch of a Lender, each of the Lead Borrower (but only if no Event of Default then exists), the Agents and the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate or branch of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 unless the Administrative Agent otherwise consents,
(iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and, after completion of the syndication of the Loans, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                 (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment, Domestic Commitment and Canadian Commitment of, and principal amount of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be presumptively correct absent manifest error and the Borrowers, the Administrative Agent, the Canadian Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                 (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                 (e) Any Lender may, without the consent of the Borrowers, the Agents, and the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment, Domestic Commitment and Canadian Commitment, and the Loans owing to it), provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation in the Commitments, Domestic Commitments and Canadian Commitments, the Loans and the Letters of Credit Outstandings shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of
Section 2.25, Section 2.27 and Section 2.28 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.27(c) as though it were a Lender.

                 (f) A Participant shall not be entitled to receive any greater payment under Section 2.25 or Section 2.28 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of
Section 2.28 unless (i) the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.28(e) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding tax referred to therein, following compliance with Section 2.28(e).

                 (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     Section 9.06. Survival.

     All covenants, agreements, representations and warranties made by the Borrowers in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated, except as otherwise provided in the Security Agreement. The provisions of
Section 2.25, Section 2.28 and Section 9.03and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     Section 9.07. Counterparts; Integration; Effectiveness.

     This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agents and the Lenders and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 9.08. Severability.

     Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section 9.09. Right of Setoff.

     If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates and branches are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Notwithstanding the foregoing, any amounts of the Canadian Borrower so offset shall be applied solely to the Canadian Liabilities.

     Section 9.10. Governing Law; Jurisdiction; Consent to Service of Process.

                 (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

                 (b) Each Borrower agrees that any suit for the enforcement of this Agreement or any other Loan Document may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consent to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

                 (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     Section 9.11. WAIVER OF JURY TRIAL.

     EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 9.12. Headings.

     Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 9.13. Interest Rate Limitation.

     Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under Applicable Law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     Section 9.14. Additional Waivers.

                 (a) The Obligations and Canadian Liabilities are the joint and several obligations of each Borrower provided that the Canadian Borrower shall be liable only for the Canadian Liabilities. To the fullest extent permitted by Applicable Law, the obligations of each Borrower hereunder shall not be affected by (i) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Borrower under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent, the Canadian Agent or any other Secured Party.

                 (b) The obligations of each Borrower to pay the Obligations or the Canadian Liabilities, as applicable, in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations or the Canadian Liabilities, as applicable), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations or the Canadian Liabilities, as applicable, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or the Canadian Liabilities, as applicable, or otherwise. Without limiting the generality of the foregoing, the obligations of each Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

                 (c) To the fullest extent permitted by Applicable Law, each Borrower waives any defense based on or arising out of any defense of any other Borrower or the unenforceability of the Obligations or the Canadian Liabilities or any part thereof from any cause, or the cessation from any cause of the liability of any other Borrower, other than the indefeasible payment in full in cash of all the Obligations and the Canadian Liabilities. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations and the Canadian Liabilities, make any other accommodation with any other Borrower, or exercise any other right or remedy available to them against any other Borrower, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent that all the Obligations and the Canadian Liabilities have been indefeasibly paid in full in cash. Pursuant to Applicable Law, each Borrower waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against any other Borrower, as the case may be, or any security.

                 (d) Upon payment by any Borrower of any Obligations or the Canadian Liabilities, all rights of such Borrower against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and the Canadian Liabilities. In addition, any indebtedness of any Borrower now or hereafter held by any other Borrower is hereby subordinated in right of payment to the prior payment in full of the Obligations and the Canadian Liabilities. None of the Borrowers will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Borrower on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent or the Canadian Agent, as applicable, to be credited against the payment of the Obligations and the Canadian Liabilities, whether matured or unmatured, in accordance with the terms of the Loan Documents.

                 (e) Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, each Borrower hereby absolutely, knowingly, unconditionally, and expressly waives any and all claim, defense or benefit arising directly or indirectly under any one or more of Sections 2787 to 2855 inclusive of the California Civil Code or any similar law of California.

     Section 9.15. Confidentiality

     Each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Lead Borrower (other than to its employees, auditors, counsel or other professional advisors, to Affiliates, branches or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided that such party is bound by the confidentiality provisions of this Section 9.15) any information with respect to Lead Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement and which is designated by Lead Borrower to the Lenders in writing as confidential provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required in any report, statement or testimony submitted to any municipal, state, provincial or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) in connection with the enforcement of remedies under this Agreement and the other Loan Documents, and
(f) to any prospective transferee in connection with any contemplated transfer of any of the Loans or Notes or any interest therein by such Lender provided that such prospective transferee agrees to be bound by the provisions of this Section. The Borrowers hereby agree that the failure of a Lender to comply with the provisions of this Section 9.15 shall not relieve the Borrowers of any of their obligations to such Lender under this Agreement and the other Loan Documents. Notwithstanding the foregoing, the information subject to this
Section 9.15 shall not include, and the Agents, the Issuing Bank and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agents, the Issuing Bank or any Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

     Section 9.16. Limitation Of Canadian Borrower Liability.

     Notwithstanding anything to the contrary herein contained, the liability of the Canadian Borrower hereunder and under any other Loan Documents shall be limited to the Canadian Liabilities and the Canadian Borrower shall have no liability whatsoever under the Loan Documents with respect to any other Obligations of the Domestic Borrowers.

     Section 9.17. Judgment Currency.

                 (a) If for the purpose of obtaining or enforcing judgment against the Canadian Borrower in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.17 referred to as the "Judgment Currency") an amount due in Canadian dollars or United States dollars under this Agreement, the conversion will be made at the rate of exchange prevailing on the Business Day immediately preceding:

                         (i) the date of actual  payment of the amount  due,  in
                 the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

                         (ii) the date on which the  judgment  is given,  in the
                 case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9.17 being hereinafter in this Section 9.17 referred to as the "Judgment Conversion Date").

                 (b) If, in the case of any proceeding in the court of any jurisdiction referred to in Section 9.17(a)(ii), there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the Canadian Borrower will pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Canadian dollars or United States dollars, as the case may be, which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the rate of exchange prevailing on the Judgment Conversion Date.

                 (c) Any amount due from the Canadian Borrower under the provisions of Section 9.17 will be due as a separate debt and will not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement.

                 (d) The term "rate of exchange" in this Section 9.17 means:

                         (i) for a conversion of CD$ to the Judgment Currency, the reciprocal of the official noon rate of exchange published by the Bank of Canada for the date in question for the conversion of the Judgment Currency to Canadian dollars;

                         (ii) for a conversion of United States Dollars to the Judgment Currency when the Judgment Currency is Canadian dollars, the official noon rate of exchange published by the Bank of Canada for the date in question for the conversion of United States dollars to Canadian dollars;

                         (iii) for a conversion of US dollars to the Judgment Currency when the Judgment Currency is not Canadian dollars, the effective rate obtained when a given amount of United States dollars is converted to Canadian dollars at the rate determined pursuant to
                         Section 9.17 and the result thereof is then converted to the Judgment Currency pursuant to Section 9.17; or

                         (iv) if a required rate is not so published by the Bank of Canada for any such date, the spot rate quoted by the Canadian Agent at Toronto, Canada at approximately noon (Toronto time) on that date in accordance with its normal practice for the applicable currency conversion in the wholesale market.

     Section 9.18. Existing Credit Agreement Amended and Restated.

     This Agreement shall amend and restate the Existing Credit Agreement in its entirety. On the Closing Date, the rights and obligations of the parties under the Existing Credit Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the "Loans" (as such term is defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Closing Date shall, for purposes of this Agreement, be included as Loans hereunder and each of the "Letters of Credit" (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Closing Date shall be Letters of Credit hereunder.

     Section 9.19. Language.

     The parties herein have expressly requested that this Agreement and all related documents be drawn up in the English language. A la demande expresse des parties aux presentes, cette convention et tout document y afferent ont ete rediges en langue anglaise.

       [balance of page left intentionally blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as a sealed instrument as of the day and year first above written.

                         CIRCUIT  CITY  STORES,  INC.
                         as Lead Borrower and Borrower

                         By:      /s/ P. Dunn
                                  -----------------------------------
                                  Name:  Philip J. Dunn
                                  Title:  Senior Vice President,
                                  Treasurer and Controller

                         CIRCUIT CITY STORES WEST COAST, INC.
                         as Borrower


                         By:      /s/ P. Dunn
                                  -----------------------------------
                                  Name:  Philip J. Dunn
                                  Title:   Vice President and Treasurer

                         ORBYX ELECTRONICS,LLC
                         as Borrower
                         By its sole member
                         Circuit City Stores West Coast,Inc.


                         By:      /s/ P. Dunn
                                  -----------------------------------
                                  Name:  Philip J. Dunn
                                  Title:   Vice President and Treasurer

                         INTERTAN CANADA LTD., as Canadian
                         Borrower

                         By:      /s/ James P. Maddox
                                  -----------------------------------
                                  Name:  James P. Maddox
                                  Title:  VP & CFO


                                       1



                                      FLEET RETAIL GROUP, INC.,
                                      as Administrative Agent, as Collateral
                                      Agent, as Swingline Lender to the
                                      Domestic Borrowers, and as Domestic Lender


                                      By:      /s/ Kathleen Dimock
                                               ---------------------------------
                                               Name: Kathleen Dimock
                                               Title:   Managing Director
                                               Address:
                                               40 Broad Street, 10th Floor
                                               Boston, Massachusetts 02109
                                               Attn: Ms. Kathleen Dimock
                                               Telephone: (617) 434-3830
                                               Telecopy: (617) 434-6685

                                      FLEET NATIONAL BANK,
                                      as Issuing Bank


                                      By:      /s/ Kathleen Dimock
                                               ---------------------------------
                                               Name: Kathleen Dimock
                                               Title:   Managing Director
                                               Address:
                                               40 Broad Street, 10th Floor
                                               Boston, Massachusetts 02109
                                               Attn: Ms. Kathleen Dimock
                                               Telephone: (617) 434-3830
                                               Telecopy: (617) 434-6685


                                       2



                              BANK OF AMERICA, N.A., [acting
                              through its Canada branch], as Canadian
                              Lender, as Swingline Lender to the
                              Canadian Borrower, and as Canadian
                              Administrative Agent and Canadian Collateral Agent

                                       By:      /s/ Nelson Lam
                                                --------------------------
                                       Name:            Nelson Lam
                                       Title:           Vice President
                                       Address: 200 Front Street West
                                                        Suite 2700
                                                        Toronto, Ontario
                                                        M5V 3L2
                                                        Canada
                                       Attn:            Nelson Lam
                                       Telephone:       (416)-349-5496
                                       Telecopy:        (416)-349-4283










                                       3


                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION,
                                             as Documentation Agent and as
                                             Domestic Lender
                                             By:      Todd Grunski
                                                      -------------------------
                                             Name:    /s/ Todd Grunski
                                                      --------------------------
                                             Title:   Duly Authorized Signer
                                                      --------------------------
                                             Address:
                                             201 Merrit 7
                                             ----------------------------------
                                             Norwalk, CT  06856
                                             Attn: Circuit City Account Manager
                                             Telephone:       (714) 456-9477
                                             Telecopy:        (714) 456-9473


                                             GE CANADA FINANCE
                                             HOLDING COMPANY, as Canadian Lender
                                             By:      /s/ Stephen B. Smith
                                                      -------------------------
                                             Name:    Stephen B. Smith
                                                      --------------------------
                                             Title:   President
                                                      -------------------------
                                             Address:
                                             GE Canada Finance Holding Company
                                             Attn:
                                                  -----------------------------
                                             Telephone:
                                                        -----------------------
                                             Telecopy:
                                                       ------------------------








                                       4







                                            BANK ONE, NA,
                                            as Documentation Agent and as
                                            Domestic Lender
                                            By:      /s/Diane M. Zurick
                                                     --------------------------
                                            Name:    Diane M. Zurick
                                            Title:   Associate Director
                                            Address:
                                            120 South LaSalle St.
                                             Mail Code IL1-1458
                                            Chicago, Illinois 60603
                                            Attn:  Andrew D. Hall
                                            Telephone: (312) 661-5630
                                            Telecopy: (312) 661-6929







                                       5






                                    CONGRESS FINANCIAL
                                    CORPORATION (CENTRAL), as Syndication Agent
                                    and as Domestic Lender
                                    By:      /s/ Steven Linderman
                                             -----------------------------------
                                    Name:    Steven Linderman
                                             --------------------------
                                    Title:   Senior Vice President
                                             -----------------------------------
                                    Address:
                                    150 S. Wacker Drive, Suite
                                    Chicago, IL  60606
                                    Attn:    /s/ Steven Linderman
                                    Telephone:       (312) 739-2240
                                    Telecopy:        (312) 332-0424


                                    CONGRESS FINANCIAL
                                    CORPORATION (CANADA), as Canadian Lender
                                    By:      /s/ Steven Linderman
                                             -----------------------------------
                                    Name:    Steven Linderman
                                    Title:   Senior Vice President
                                             -----------------------------------
                                    Address:
                                    150 S. Wacker Drive, Suite
                                    -----------------------------------
                                    Chicago, IL  60606
                                    --------------------------------------------
                                    Attn:    /s/ Steven Linderman
                                             -----------------------------------
                                    Telephone:       (312) 739-2240
                                                     ------------------
                                    Telecopy:        (312) 332-0424
                                                      ------------------






                                       6





                                      WELLS FARGO FOOTHILL, LLC,
                                      as Co-Agent and Domestic Lender
                                      By:      /s/ Brad Engel
                                               --------------------------------
                                      Name:    Brad Engel
                                               --------------------------------
                                      Title:   Assistant Vice President
                                               --------------------------
                                      Address:
                                      2450 Colorado Ave
                                      -----------------------------------
                                      Suite 3000 West
                                      -----------------------------------
                                      Attn:    Brad Engel
                                               --------------------------------
                                      Telephone:       310-453-7295
                                                       ------------------------
                                      Telecopy:        310-453-7447
                                                       ------------------------






                                       7






                                       THE CIT GROUP/BUSINESS
                                       CREDIT, INC., as Co-Agent and
                                       Domestic Lender
                                       By:           /s/ Steven Schult
                                                     --------------------------
                                       Name:         Steven Schult
                                                     --------------------------
                                       Title:        Vice President
                                                     --------------------------
                                       Address:
                                       1211 Avenue of The Americas, 21st Fl.
                                       New York, NY  10036
                                       Attn:         Steven Schult
                                       Telephone: (212) 536-1281
                                       Telecopy:   (212) 536-9379






                                       8


                                     NATIONAL CITY BUSINESS
                                     CREDIT, INC., as Co-Agent and Domestic
                                     Lender
                                     By:      /s/ William E. Welsh, Jr.
                                              --------------------------
                                     Name:    William E. Welsh, Jr.
                                              ----------------------------------
                                     Title:   Senior Associate
                                              --------------------------
                                     Address:  1965 E. 6th Street, 4th Floor
                                                Locator 01-3049
                                                Cleveland, OH  44114
                                     Attn:    William E. Welsh, Jr.
                                     Telephone:       216-222-9011
                                     Telecopy:        216-222-9555





                                       9





                                              JPMORGAN CHASE BANK, as
                                              Co-Agent and Domestic Lender
                                              By:      /s/ James M. Barbato
                                                       ------------------------
                                              Name:    James M. Barbato
                                              Title:   Vice President
                                              Address:
                                              One Chase Square
                                              Rochester, N.Y. 14643
                                              Attn:    Circuit City Client Mgr.
                                              Telephone:       (585) 258-6466
                                              Telecopy:        (585) 258-7440






                                       10





                                     FIFTH THIRD BANK, as Domestic Lender
                                     By:      /s/ David C. Melin
                                              --------------------------------
                                     Name:    David C. Melin
                                              --------------------------
                                     Title:   Vice President
                                              --------------------------------
                                     Address:
                                     38 Fountain Square Plaza
                                     Cincinnati, Ohio 45202
                                     Attn:    David C. Melin
                                     Telephone:       (513) 534-6640
                                     Telecopy:        (513) 534-5947





                                       11





                                     SIEMENS FINANCIAL
                                     SERVICES, INC., as Domestic Lender
                                     By:      /s/ Frank Amodio
                                              --------------------------
                                     Name:    Frank Amodio
                                              --------------------------------
                                     Title:   Vice President - Credit
                                              --------------------------
                                     Address:
                                     170 Wood Ave. - South
                                     -----------------------------------
                                     Iselin, NJ  08830
                                     -----------------------------------
                                     Attn:    Michael Kunst
                                              --------------------------------
                                     Telephone:       (732) 590-6629
                                                      ------------------
                                     Telecopy:        (732) 590-6648
                                                      ------------------




                                       12